IMPORTANT INFORMATION FOR SHAREHOLDERS OF

NUVEEN INTERNATIONAL GROWTH FUND

At a special meeting of shareholders of Nuveen International Growth Fund (the “Target Fund”), a series of Nuveen Investment Trust II (the “Target Trust”), you will be asked to vote on the proposed reorganization of your Target Fund into the TIAA-CREF International Opportunities Fund (the “Acquiring Fund”), a series of TIAA-CREF Funds (the “Acquiring Trust”).

The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.” The reorganization of the Target Fund and Acquiring Fund are referred to herein as the “Reorganization.”

The Board of Trustees of the Target Trust (the “Board”), comprised entirely of independent Board members, unanimously recommends that you vote FOR the proposed Reorganization.

Although we recommend that you read the complete Proxy Statement/Prospectus enclosed herewith, for your convenience we have provided the following brief overview of the proposal to be voted on.

Q.	Why is the Reorganization being proposed?

A.

The Target Fund and the Acquiring Fund are managed by affiliated investment advisers. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) serves as the Target Fund’s investment adviser, and Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as the Target Fund’s sub-adviser. Teachers Advisors, LLC (“Teachers Advisors”) serves as the investment adviser of the Acquiring Fund. Nuveen Fund Advisors, Nuveen Asset Management and Teachers Advisors (collectively, the “Advisers”) are each wholly-owned subsidiaries of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The proposed Reorganization is an outgrowth of Nuveen’s larger effort to integrate the investment teams across Nuveen, including the teams that manage the Target Fund and the Acquiring Fund. In light of the combination of investment teams, including that the portfolio managers of the Acquiring Fund became the portfolio managers of the Target Fund in June 2022, the Advisers determined that maintaining similar international equity funds would be inefficient and potentially confusing to the marketplace, and therefore proposed that the Target Fund be reorganized into the Acquiring Fund.

The proposed Reorganization will allow shareholders of the Target Fund to continue their investment in an international equity fund with investment objectives and strategies that are similar but differ in certain respects and with generally comparable or better historical performance over the past five years. In addition, shareholders of the Target Fund are expected to recognize cost savings as a result of the Acquiring Fund’s lower total annual operating expenses. In addition to considering the benefits to shareholders expected to result from the Reorganization, the Board considered that Nuveen may realize certain efficiencies by no longer providing certain services to the Target Fund. See the Proxy Statement/Prospectus under “Approval of the Proposed Reorganization by the Board of Trustees of the Target Trust.”

Q.	How will the Reorganization affect my shares?

A.

Upon the closing of the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund having a total net asset value equal to the total net asset value of the Target Fund shares surrendered by such shareholder. This means that the total value of the Acquiring Fund shares you receive in the Reorganization will be the same as the total value of the Target Fund shares you held immediately prior to the closing of the Reorganization. Holders of Class A shares and Class C shares of the Target Fund will receive Retail Class shares of the Acquiring Fund, holders of Class I shares of the Target Fund will receive Advisor Class shares of the Acquiring Fund, the TIAA-CREF Lifecycle Funds that hold Class R6 shares of the Target Fund will receive Class W shares of the Acquiring Fund, and all other Class R6 holders of the Target Fund will receive Institutional Class shares of the Acquiring Fund because they are ineligible to receive Class W shares. See the Proxy Statement/Prospectus under “The Proposed Reorganization–Description of Securities.”

Q.	Will shareholders of the Target Fund incur sales loads, contingent deferred sales charges (“CDSC”) or any other similar fees on Acquiring Fund shares as a result of the Reorganization?

A.

No. All Acquiring Fund shares will be delivered to the Target Fund without a sales load, commission or any other similar fee being imposed. If your Target Fund shares are subject to a CDSC (which may be the case for purchases of Class A shares of $1 million or more that were not subject to a front-end sales load or Class C shares), that CDSC will not be imposed in connection with the Reorganization and the Acquiring Fund shares you receive in the Reorganization will not be subject to a CDSC upon redemption. After the completion of the Reorganization, additional purchases of shares of the Acquiring Fund will not be subject to any sales load, CDSC or other similar fees.

Class A shares, Class C shares and Class I shares (but not Class R6 shares) of the Target Fund held directly with the Fund in the following types of accounts with balances under $1,000 are subject to an annual low balance account fee of $15: individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act. Retail Class shares of the Acquiring Fund held through certain types of accounts, including IRAs and Coverdell Education Savings Accounts, are subject to an annual account maintenance fee of $15 on accounts with balances under $2,000.

As a result of the Reorganization, (i) holders of Class A shares and Class C shares of the Target Fund will receive Retail Class shares of the Acquiring Fund, and such shares will be subject to the $15 annual account maintenance fee if held in certain types of accounts with balances under $2,000; (ii) holders of Class I shares of the Target Fund will receive Advisor Class shares of the Acquiring Fund, which are not subject to an annual account maintenance fee; (iii) the TIAA-CREF Lifecycle Funds that hold Class R6 shares of the Target Fund will receive Class W shares of the Acquiring Fund, which are not subject to an annual account maintenance fee; and (iv) all other holders of Class R6 shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund, which are not subject to an annual account maintenance fee.

Q.	Are the Target Fund and the Acquiring Fund managed by the same investment adviser, sub-adviser and portfolio managers?

A.

The Target Fund and the Acquiring Fund have different, but affiliated, investment advisers and each Fund has the same portfolio management team. The Target Fund is managed by an affiliated sub-adviser, while the Acquiring Fund does not have a sub-adviser and is managed by Teachers Advisors.

Following the Reorganization, Teachers Advisors will serve as the adviser for the surviving fund. The portfolio managers responsible for the day-to-day management of the Target Fund and Acquiring Fund are Jason Campbell and Dan Roberts. Following the Reorganization, Jason Campbell and Dan Roberts will continue to serve as the portfolio managers for the surviving fund.

Q.	How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

A.

The investment objective of the Target Fund is to seek long-term capital appreciation, and the investment objective of the Acquiring Fund is to seek a favorable long-term total return, mainly through capital appreciation. In pursuit of their investment objectives, the Target Fund and the Acquiring Fund invest primarily in equity securities of non-U.S. issuers.

While the Funds’ principal investment strategies are similar, they differ in certain respects. In particular, the Target Fund invests, under normal market conditions, at least 80% of its net assets in non-U.S. equity securities, whereas the Acquiring Fund has not adopted a similar 80% policy, but invests in a number of foreign markets and, at a minimum, in at least three countries outside the U.S. Furthermore, the Target Fund may invest up to 30% of its net assets in companies located in emerging markets countries, whereas the Acquiring Fund may invest without limit in emerging markets countries.

Given the Funds’ similar investment objectives and strategies, an investment in each Fund is subject to many of the same principal risks (e.g., foreign investment risk, emerging markets risk and market risk). The risks applicable to the Funds are listed and compared in the Proxy Statement/Prospectus under “Risk Factors.”

Q.	How will the Reorganization impact fees and expenses?

A.

If the Reorganization had taken place as of April 30, 2022, the date of the most recent semi-annual shareholder report for the Acquiring Fund, the pro forma total annual fund operating expenses of the Acquiring Fund following the Reorganization would have been lower than the Target Fund’s total annual fund operating expenses across all share classes, both before and after fee waivers and expense reimbursements. Pro forma amounts are estimated; actual operating expenses will vary based on asset size and other factors. See the Proxy Statement/Prospectus under “Further Comparison of the Funds—Fees and Expenses.”

Q.	Will shareholders of the surviving fund receive the same shareholder services that shareholders of the Target Fund currently receive?

A.

The shareholder services and shareholder programs of the Funds are substantially the same. However, because the Acquiring Fund is a no-load fund, the Acquiring Fund does not have the same privileges (e.g., rights of accumulation or letters of intent) as the Target Fund. Target Fund shareholders who hold shares of other Nuveen mutual funds will not be permitted to consider shares held in the TIAA-CREF Fund Complex for purposes of rights of accumulation or letters of intent applicable to purchases of other Nuveen mutual funds. Once the Reorganization is completed, shareholders would have the right to exchange their Acquiring Fund shares for shares of the same class of other TIAA-CREF funds, but would not have the right to exchange their shares back into other Nuveen mutual funds and such Acquiring Fund shares would not be applicable with respect to rights of accumulation and letters of intent with respect to the Nuveen mutual funds.

Q.	Will the portfolio of the Target Fund be repositioned prior to the Reorganization?

A.

Yes, but such repositioning is expected to occur only after Target Fund shareholders approve the Reorganization. Prior to completion of the Reorganization, the Target Fund will sell certain securities in order to better align the Target Fund’s holdings with those of the Acquired Fund. If the Reorganization had taken place as of April 30, 2022, the Advisers estimate that approximately 78% of the Target Fund would have been sold and other securities would have been purchased to more closely align to holdings of the Acquiring Fund. If such sales had occurred as of April 30, 2022, the Advisers estimate that the transaction costs associated with repositioning would have been approximately $818,117 (or $0.02 per share) for the Target Fund. These transaction costs represent expenses of the Target Fund and thus will be borne by the Target Fund and its shareholders. Actual market prices and gains or losses experienced by the Target Fund will depend upon market conditions at the time of its portfolio repositioning.

Q.	Will the Reorganization have tax consequences to me?

A.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Therefore, it is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. However, prior to the closing of the Reorganization, the Target Fund expects to distribute all its previously undistributed net investment income and net capital gains, if any. The Acquiring Fund is also expected to make such a distribution prior to the closing of the Reorganization. Such distributions will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). These distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive distributions in cash. The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares.

It is not expected that repositioning the Target Fund’s portfolio would result in any significant capital gains to distribute as the Target Fund has sizable capital loss carryforwards, which are expected to be available to offset any capital gains realized with respect to such repositioning.

Any capital loss carryforwards not used to offset capital gains realized prior to the Reorganization would carry over to the Acquiring Fund and potentially could be used for the benefit of all Acquiring Fund shareholders, although the use of such loss carryforwards after the Reorganization may be subject to an annual limitation. See the Proxy Statement/Prospectus under “The Proposed Reorganization—Material Federal Income Tax Consequences.”

Q.	Who will bear the costs of the Reorganization?

A.

Nuveen will bear the direct costs of the Reorganization, which the Advisers estimate to be approximately $300,000, whether or not the Reorganization is approved or completed. The Target Fund and its shareholders will bear the cost of portfolio repositioning in advance of the Reorganization as described above.

Q.	What is the timetable for the Reorganization?

A.

If approved by Target Fund shareholders at the special meeting of shareholders on October 3, 2022, the Reorganization is expected to occur after the close of business on October 28, 2022, or as soon as practicable thereafter.

General

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by the Target Fund, at 1-866-859-8682 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Central Time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote at the meeting, by mail, by telephone or over the internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the internet, go to the internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

v

Q.	How can I attend the special meeting?

A.

The special meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the special meeting only if you were a shareholder of the Target Fund as of the close of business on September 1, 2022. No physical meeting will be held.

You will be able to attend the special meeting online and submit your questions during the meeting by visiting www.meetnow.global/MF26YXJ. You also will be able to vote your shares online by attending the special meeting by webcast. To participate in the special meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m. Central Time on October 3, 2022. We encourage you to access the meeting prior to the start time leaving ample time for check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the special meeting virtually on the internet?

A.

If your shares are registered in your name, you do not need to register to attend the special meeting virtually on the internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the special meeting virtually on the internet.

To register to attend the special meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Target Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Central time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board has agreed unanimously that the proposed Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposed Reorganization.

Q.	What will happen if shareholders in the Target Fund do not approve the Reorganization?

A.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone Fund, liquidating the Target Fund or such other options the Board may consider.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on the proposal and additional solicitation costs will be incurred in order to obtain sufficient shareholder participation.

September 9, 2022

Dear Shareholders:

We are pleased to invite you to a special meeting of shareholders of Nuveen International Growth Fund (the “Target Fund”), a series of Nuveen Investment Trust II (the “Target Trust”). The Special Meeting is scheduled for October 3, 2022, at 2:00 p.m., Central Time (the “Special Meeting”).

In light of the public health concerns regarding COVID-19, the Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast.

At the Special Meeting, you will be asked to consider and approve the reorganization of the Target Fund into the TIAA-CREF International Opportunities Fund (the “Acquiring Fund”).

The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.” The reorganization of the Target Fund and Acquiring Fund are referred to herein as the “Reorganization.”

The Target Fund and the Acquiring Fund are managed by affiliated investment advisers. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) serves as the Target Fund’s investment adviser, and Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as the Target Fund’s affiliated sub-adviser. Teachers Advisors, LLC (“Teachers Advisors”) serves as the investment adviser of the Acquiring Fund. Nuveen Fund Advisors, Nuveen Asset Management and Teachers Advisors (collectively, the “Advisers”) are each wholly-owned subsidiaries of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The proposed Reorganization is an outgrowth of Nuveen’s larger effort to integrate the investment teams across Nuveen, including the teams that manage the Target Fund and the Acquiring Fund. In light of the combination of investment teams, including that the portfolio managers of the Acquiring Fund became the portfolio managers of the Target Fund in June 2022, the Advisers determined that maintaining similar international equity funds would be inefficient and potentially confusing to the marketplace, and therefore proposed that the Target Fund be reorganized into the Acquiring Fund.

The proposed Reorganization will allow shareholders of the Target Fund to continue their investment in an international equity fund with investment objectives and strategies that are similar but differ in certain respects and with generally comparable or better historical performance over the past five years. In addition, shareholders of the Target Fund are expected to recognize cost savings as a result of the Acquiring Fund’s lower total annual operating expenses.

The Board of Trustees of the Target Trust believes the Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposed Reorganization.

The attached Proxy Statement/Prospectus has been prepared to give you information about the proposed Reorganization.

All shareholders are cordially invited to attend the virtual Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the internet, go to the internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.meetnow.global/MF26YXJ at the meeting date and time described in the enclosed Proxy Statement/Prospectus. To participate in the Special Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the Special Meeting. The online meeting will begin promptly at 2:00 p.m. Central Time on October 3, 2022. We encourage you to access the meeting prior to the start time leaving ample time for check in. Please follow the access instructions as outlined herein.

We appreciate your attention to this matter and we urge you to vote at your earliest convenience.

Very truly yours,

Mark J. Czarniecki

Vice President and Secretary

ii

September 9, 2022

NUVEEN INTERNATIONAL GROWTH FUND

NOTICE OF VIRTUAL SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 3, 2022

To the Shareholders:

Notice is hereby given that a virtual special meeting of shareholders of Nuveen International Growth Fund (the “Target Fund”), a series of Nuveen Investment Trust II (the “Target Trust”), a Massachusetts business trust, will be held on October 3, 2022, at 2:00 p.m., Central Time (the “Special Meeting”), for the purposes described below.

1.

To approve the Agreement and Plan of Reorganization (and the related transactions), which provides for the transfer of all the assets of the Target Fund to the TIAA-CREF International Opportunities Fund (the “Acquiring Fund”).

Holders of Class A shares and Class C shares of the Target Fund will receive Retail Class shares of the Acquiring Fund, holders of Class I shares of the Target Fund will receive Advisor Class shares of the Acquiring Fund, the TIAA-CREF Lifecycle Funds that hold Class R6 shares of the Target Fund will receive Class W shares of the Acquiring Fund, and all other Class R6 holders of the Target Fund will receive Institutional Class shares of the Acquiring Fund in complete liquidation and termination of the Target Fund (the “Reorganization”).

2.	To transact such other business as may properly come before the Special Meeting.

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), the Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. Shareholders may attend and vote at the virtual Special Meeting by following the instructions included in the Q&A and Proxy Statement/Prospectus. Only shareholders of record as of the close of business on September 1, 2022, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

All Target Fund shareholders are cordially invited to attend the virtual Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the internet, go to the internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Very truly yours,

Mark J. Czarniecki

Vice President and Secretary

PROXY STATEMENT/PROSPECTUS

DATED SEPTEMBER 9, 2022

Relating to the Respective Acquisition of the Assets and Liabilities of

NUVEEN INTERNATIONAL GROWTH FUND

by

TIAA-CREF INTERNATIONAL OPPORTUNITIES FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Nuveen International Growth Fund (the “Target Fund”), a series of Nuveen Investment Trust II (the “Target Trust”), a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held on October 3, 2022, at 2:00 p.m., Central Time, and at any and all adjournments and postponements thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the Target Trust of proxies to be voted at the Special Meeting. The purpose of the Special Meeting is to allow the shareholders of the Target Fund to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into the TIAA-CREF International Opportunities Fund (the “Acquiring Fund”), a series of TIAA-CREF Funds (the “Acquiring Trust”), a Delaware statutory trust and an open-end investment company registered under the 1940 Act.

The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

If shareholders of the Target Fund approve the Reorganization and it is completed, each shareholder of the Target Fund will receive shares of the Acquiring Fund having a total net asset value equal to the total net asset value of the Target Fund shares surrendered by such shareholder. This means that the total value of the Acquiring Fund shares you receive in the Reorganization will be the same as the total value of the Target Fund shares you held immediately prior to the closing of the Reorganization. Holders of Class A shares and Class C shares of the Target Fund will receive Retail Class shares of the Acquiring Fund, holders of Class I shares of the Target Fund will receive Advisor Class shares of the Acquiring Fund, the TIAA-CREF Lifecycle Funds that hold Class R6 shares of the Target Fund will receive Class W shares of the Acquiring Fund, and all other Class R6 holders of the Target Fund will receive Institutional Class shares of the Acquiring Fund. The Board of Trustees of the Target Trust has determined that the Reorganization is in the best interests of the Target Fund. The address and telephone number of the principal executive office of the Target Fund and the Target Trust is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about September 12, 2022. Shareholders of record as of the close of business on September 1, 2022 are entitled to vote at the Special Meeting.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Retail Class, Advisor Class, Class W, or Institutional Class shares of the Acquiring Fund) and constitutes an offering of Retail Class, Advisor Class, Class W, and Institutional Class shares of beneficial interest, par value $0.0001 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents contain additional information about the Funds and have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)

the Acquiring Fund’s prospectus dated March 1, 2022, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (Accession No. 0000930413-22-000342);

(ii)

the audited financial statements contained in the Acquiring Fund’s annual report, only insofar as they relate to the Acquiring Fund, for the fiscal year ended October 31, 2021 (Accession No. 0000930413-21-002006);

(iii)	the Statement of Additional Information (“SAI”) relating to the Reorganization, dated September 9, 2022 (the “Reorganization SAI”);

(iv)

the Target Fund’s prospectus dated December 1, 2021, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (Accession No. 0001193125-21-341179);

(v)	the Target Fund’s SAI dated December 1, 2021, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (Accession No. 0001193125-21-341179);

(vi)

the unaudited financial statements contained in the Target Fund’s semi-annual report, only insofar as they relate to the Target Fund, for the six months ended January 31, 2022 (Accession No. 0001193125-22-098668);

(vii)

the Acquiring Fund’s SAI dated March 1, 2022, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (Accession No. 0000930413-22-000342);

(viii)

the audited financial statements contained in the Target Fund’s annual report, only insofar as they relate to the Target Fund, for the fiscal year ended July 31, 2021 (Accession No. 0001193125-21-293196); and

(ix)

the unaudited financial statements contained in the Acquiring Fund’s semi-annual report, only insofar as they relate to the Acquiring Fund, for the six-months ended April 30, 2022 (Accession No. 0000930413-22-001234).

No other parts of the Funds’ annual reports or semi-annual reports are incorporated by reference herein.

The Target Fund prospectus, SAI and annual report, as well as the Reorganization SAI, is available at no charge on the Target Fund’s website at https://www.nuveen.com/mutual-funds, by

ii

calling (800) 257-8787 or by writing to the Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606. The Acquiring Fund prospectus, SAI, annual report and semi-annual report is available at no charge at https://www.tiaa.org/tcf_pro, by calling (877) 518-9161 or by writing to the Acquiring Fund at TIAA-CREF Funds, P.O. Box 1259, Charlotte, North Carolina 28201.

The Target Trust and Acquiring Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Target Trust and Acquiring Trust (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained without charge at www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s internet site at http://www.sec.gov.

iii

i

THE PROPOSED REORGANIZATION

Summary

The following is a summary of, and should be read in conjunction with, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization attached hereto as Appendix A. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board of Trustees of the Target Trust believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. If shareholders of the Target Fund approve the Reorganization and it is completed, the Target Fund’s shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s prospectus, which is incorporated herein by reference. This Proxy Statement/Prospectus constitutes an offering of Retail Class, Advisor Class, Class W, and Institutional Class shares of the Acquiring Fund.

Background

The Target Fund and the Acquiring Fund are managed by affiliated investment advisers. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) serves as the Target Fund’s investment adviser, and Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as the Target Fund’s affiliated sub-adviser. Teachers Advisors, LLC (“Teachers Advisors”) serves as the investment adviser of the Acquiring Fund. Nuveen Fund Advisors, Nuveen Asset Management and Teachers Advisors (collectively, the “Advisers”) are each wholly-owned subsidiaries of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The proposed Reorganization is an outgrowth of Nuveen’s larger effort to integrate the investment teams across Nuveen, including the teams that manage the Target Fund and the Acquiring Fund. In light of the combination of investment teams, including that the portfolio managers of the Acquiring Fund became the portfolio managers of the Target Fund in June 2022, the Advisers determined that maintaining similar international equity funds would be inefficient and potentially confusing to the marketplace, and therefore proposed that the Target Fund be reorganized into the Acquiring Fund.

The proposed Reorganization will allow shareholders of the Target Fund to continue their investment in an international equity fund with investment objectives and strategies that are similar but differ in certain respects and with generally comparable or better historical performance over the past five years. In addition, shareholders of the Target Fund are generally expected to recognize cost savings as a result of the Acquiring Fund’s lower total annual operating expenses. In addition to considering the benefits to shareholders expected to result from the Reorganization, the Board of Trustees of the Target Trust considered that Nuveen may realize certain efficiencies by no longer providing certain services to the Target Fund. See “Approval of the Proposed Reorganization by the Board of Trustees of the Target Trust.”

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization to be entered into by (i) the Target Trust, on behalf of the Target Fund, (ii) the Acquiring Trust, on behalf of the Acquiring Fund, (iii) Nuveen Fund Advisors and (iv) Teachers Advisors (the “Agreement”).

The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Retail Class, Advisor Class, Class W, and Institutional Class shares of beneficial interest, par value $0.0001 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of (a) Retail Class shares of the Acquiring Fund to the holders of Class A and Class C shares of the Target Fund, (b) Advisor Class shares of the Acquiring Fund to the holders of Class I shares of the Target Fund (c) Class W shares of the Acquiring Fund to the TIAA-CREF Lifecycle Funds that hold Class R6 shares of the Target Fund, and (d) Institutional Class shares of the Acquiring Fund to all other holders of Class R6 shares of the Target Fund, in complete liquidation and termination of the Target Fund.

If shareholders of the Target Fund approve the Reorganization and it is completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Board of Trustees of the Target Trust has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board of Trustees of the Target Trust unanimously approved the Reorganization and the Agreement at a meeting held on August 3, 2022. The Board of Trustees of the Target Trust recommends a vote “FOR” the Reorganization. The Reorganization and the Agreement were also unanimously approved by the Board of Trustees of the Acquiring Trust at a meeting held on July 12, 2022.

Nuveen will bear the direct costs of the Reorganization, which are estimated by the Advisers to be approximately $300,000, whether or not the Reorganization is approved or completed. Prior to completion of the Reorganization, the Target Fund will sell certain securities in order to better align the Target Fund’s holdings with those of the Acquired Fund. If the Reorganization had taken place as of April 30, 2022, it is estimated by the Advisers that approximately 78% of the Target Fund would have been sold and other securities would have been purchased to more closely align to holdings of the Acquiring Fund. If such sales had occurred as of April 30, 2022, it is estimated by the Advisers that the transaction costs associated with repositioning would have been approximately $818,117 (or $0.02 per share) for the Target Fund.

The Board of Trustees of the Target Trust is asking shareholders of the Target Fund to approve the applicable Reorganization at the Special Meeting to be held on October 3, 2022. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of the Target Fund’s shares outstanding and entitled to vote, voting as a single class. See “Voting Information and Requirements.”

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur at the close of business on October 28, 2022, or such other date as agreed to by the parties (each closing date referred to herein as the “Closing Date”). If the Reorganization is not approved, the Board of Trustees of the Target Trust will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund or such other options as the Board of Trustees of the Target Trust may consider. The Closing Date may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either the Target Fund or the Acquiring Fund may, at its option, terminate the Agreement at or before the closing of the Reorganization due to (i) a breach by any other party of any representation, warranty or agreement contained herein to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the Closing Date, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met or (iii) a determination by the Board of Trustees of the Target Trust or the Board of Trustees of the Acquiring Trust that the consummation of the transactions contemplated by the Agreement is not in the best interests of its respective Fund.

Comparison of Investment Objectives and Principal Investment Strategies

Investment Objectives.

The Funds’ investment objectives are similar, but differ in certain respects, as reflected in the table below.

Target Fund Investment Objective	Acquiring Fund Investment Objective
To seek long-term capital appreciation.	To seek a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The investment objective of the Target Fund is fundamental, which means that it may not be changed without approval by the Fund’s shareholders. The investment objective of the Acquiring Fund is non-fundamental, which means that it may be changed with approval of the Fund’s Board of Trustees, but without the approval of the Fund’s shareholders. Following completion of the Reorganization, the surviving fund will have the same non-fundamental investment objective as the Acquiring Fund. Accordingly, by voting to approve the Reorganization, you are also voting to become shareholders of the Acquiring Fund, which will have a non-fundamental investment objective unlike the fundamental investment objective of the Target Fund.

Principal Investment Strategies.

The Funds have similar principal investment strategies in that each Fund invests primarily in equity securities of non-U.S. issuers.

While the Funds principal investment strategies are similar, they differ in certain respects. In particular, the Target Fund invests, under normal market conditions, at least 80% of its net assets in non-U.S. equity securities, whereas the Acquiring Fund has not adopted a similar 80% policy, but invests in a number of foreign markets and, at a minimum, in at least three countries outside the U.S. Furthermore, the Target Fund may invest up to 30% of its net assets in companies located in emerging market countries, whereas the Acquiring Fund may invest without limit in emerging market countries, but historically, the Acquiring Fund has not invested more than 30% of its net assets in emerging markets. The Target Fund’s sub-adviser employs a fundamental, bottom-up investment process that relies on a series of quantitative and qualitative factors to narrow the list of companies in which the Target Fund may invest. The Acquiring Fund’s adviser typically invests in companies that it believes can demonstrate positive and sustainable structural change, and looks for companies in the early stages of a structural growth opportunity driven by differentiated products and/or services that maintain strong barriers to entry, continue to outgrow peers and demonstrate accelerating top-line growth with margin expansion, and typically invests in these types of companies when the adviser believes that their stock prices do not fully reflect the stock’s potential value. In light of these and other differences described below, the Funds’ portfolio composition and holdings differ, and thus the risks associated with investing in each Fund differ as well, as described below under “The Proposed Reorganization—Risk Factors.” For a more detailed comparison of the principal investment strategies of the Funds, please see “The Proposed Reorganization—Comparison of the Funds—Principal Investment Strategies” below.

Fundamental Investment Restrictions

A Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting shares. For this purpose, a majority of a Fund’s outstanding voting shares means the lesser vote of (1) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Although there are minor differences in how the Target Fund and Acquiring Fund articulate their fundamental investment restrictions on senior securities, borrowing, underwriting, and lending, the Advisers believe that these differences are not material, and that the Funds’ fundamental investment restrictions on these items are substantively the same. The Funds’ fundamental investment restrictions on the following items are different, as shown in the chart below:

Policy	Target Fund	Acquiring Fund
Commodities	The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities	The Fund may not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein

Real Estate	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent the Fund from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities	The Fund may not purchase real estate or mortgages directly.

Policy	Target Fund	Acquiring Fund
Purchasing Securities on Margin	N/A	The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Following the Reorganization, the Acquiring Fund’s fundamental investment restrictions will apply to the surviving fund.

Purchase, Redemption and Exchange of Shares

The table below contains information about purchasing, redeeming and exchanging shares of the Target Fund or shares of the Acquiring Fund, respectively. Any eligibility requirements, investment minimums and other requirements detailed in the chart below are waived as applied to the Reorganization. The Acquiring Fund limits and minimums will apply going forward.

	Target Fund	Acquiring Fund
Share classes involved in the Reorganization	Class A and Class C	g Retail Class
	Class I	g Advisor Class

	TIAA-CREF Lifecycle Fund holders of Class R6	g Class W

	All other holders of Class R6	g Institutional Class

Purchase of shares and eligibility	Class A and Class C shares may be purchased by any investor through a financial advisor or other financial intermediary.	Retail Class shares are available for purchase through certain financial intermediaries or from the Acquiring Fund directly.
	Class I shares may be purchased only through fee-based programs and certain retirement plans, and by other limited categories of investors, through a financial advisor or other financial intermediary or directly from the Fund.	Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts.

	Class R6 shares may be purchased only through certain qualified retirement plans and other investors.	Class W shares are available for purchase directly from the Fund only by funds advised by Advisors or its affiliates or other clients or accounts of Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Advisors or its affiliates.

	Target Fund	Acquiring Fund
Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries).
Investment minimum

Class A and Class C shares: $3,000, except as follows:

•  $2,500 for traditional/Roth individual retirement accounts (“IRAs”)

•  $2,000 for Coverdell Education Savings Accounts

•  $250 for accounts opened through fee-based programs

•  No minimum for retirement plans

Except for retirement plans, subsequent investments for Class A and Class C shares must be at least $100.

The minimum initial investment for Retail Class shares: $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Class I shares: $100,000, except as follows:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level)

•  No minimum for eligible retirement plans and certain other categories of eligible investors

There is no minimum for investments in Class I shares subsequent to the initial investment.

Advisor Class shares: There are no minimum initial or subsequent investment requirements.

Target Fund	Acquiring Fund

Class R6 shares: $1 million, except as follows:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment consulting or related services

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors

There is no minimum for investments in Class R6 shares subsequent to the initial investment.

Institutional Class shares: The minimum initial investment is $2 million and the minimum subsequent investment is $1,000, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs, state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

Class W shares: There is no minimum initial or subsequent investment requirements for Class W shares.

	Target Fund	Acquiring Fund
Redemptions	All share classes may be redeemed on any day the New York Stock Exchange (“NYSE”) is open for business. Shareholders may sell shares, subject to any applicable sales charge, through a financial advisor or directly to the Target Fund by mail, over the internet, or by telephone.	All share classes may be redeemed on any day that the NYSE or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading, subject to any applicable restrictions imposed by a financial intermediary or employee benefit plan, by mail, over the internet, by telephone, or (for shareholders holding at least $5,000 of Retail Class shares) by TIAA’s systematic redemption plan. For shareholders holding Advisor Class and Institutional Class shares through an employee benefit plan, a redemption can be part of an exchange into (i) another TIAA-CREF Fund available through the employee benefit plan, or (ii) another account or IRA.
Exchanges	Shareholders may exchange shares into an identically registered account for the same class of another Nuveen mutual fund for which they are eligible to invest on any day that the NYSE is open for business, subject to minimum purchase requirements of the new fund and certain other limitations as set forth in the prospectus. Shareholders may also, under limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable contingent deferred sales charge (“CDSC”). If your Target Fund shares are subject to a CDSC (which may be the case for purchases of Class A shares of	Shareholders may exchange shares for another series of the Acquiring Trust for which they are eligible on any day that the NYSE or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading, subject to certain limitations as set forth in the prospectus.

	Target Fund	Acquiring Fund
$1 million or more that were not subject to a front-end sales load or Class C shares), that CDSC will not be imposed in connection with the Reorganization and the corresponding Acquiring Fund shares you receive in the Reorganization will not be subject to a CDSC upon redemption.
Low Balance Fees	Class A shares, Class C shares and Class I shares (but not Class R6 shares) of the Target Fund held directly with the Fund in the following types of accounts with balances under $1,000 are subject to an annual low balance account fee of $15: IRAs, Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act or Uniform Gifts to Minors Act.	Retail Class shares (but not Advisor Class, Class W or Institutional Class shares) of the Acquiring Fund held through certain types of accounts, including IRAs and Coverdell Education Savings Accounts, are subject to an annual account maintenance fee of $15 on accounts with balances under $2,000.

Upon the completion of the Reorganization, shareholders of the Target Fund will have the right to exchange shares of the Acquiring Fund received in the Reorganization for shares of the same class of other TIAA-CREF Funds. However, Target Fund shareholders will not have a right to exchange their shares back into other Nuveen mutual funds. In addition, in the event that a Target Fund shareholder holds shares of another Nuveen mutual fund, Acquiring Fund shares will not be applicable for purposes of rights of accumulation or letters of intent with respect to such funds. The rights, privileges and shareholder services for share classes of the Acquiring Fund will not otherwise change in connection with the Reorganization. See “Further Comparison of the Funds—Distributions.”

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Dechert LLP, subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither the Target Fund nor the Acquiring Fund will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. However, prior to the close of regular trading on the NYSE on the Closing Date, both the Target Fund and the Acquiring Fund expect to declare a distribution of all its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to shareholders of the Target Fund or Acquiring Fund, respectively, for federal income tax purposes.

The Advisers do not expect that repositioning the Target Fund’s portfolio would result in any significant capital gains to distribute as the Target Fund has sizable capital loss carryforwards, which are expected to be available to offset any capital gains realized with respect to such repositioning. Any capital loss carryforwards not used to offset capital gains realized prior to the Reorganization would carry over to the Acquiring Fund, although the use of such loss carryforwards after the Reorganization may be subject to an annual limitation. See “The Proposed Reorganization—Material Federal Income Tax Consequences.”

For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences.”

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s prospectus entitled “Principal Investment Risks.”

Although an investment in the Target Fund is subject to many of the same principal risks as an investment in the Acquiring Fund (e.g., foreign investment risk, emerging markets risk and market risk), there are certain differences in principal risks between the Funds, as described in each Fund’s summary prospectus, as set forth in the tables below.

Principal Investment Risks	Target Fund	Acquiring Fund
Active Management Risk	X	X
Currency Risk	X	X
Cybersecurity Risk	X
Emerging Markets Risk	X	X
Equity Security Risk	X	X
Foreign Investment Risk	X	X
Growth Stock Risk	X
Market Risk	X	X
Small-Cap Company Risk	X	X
Mid-Cap Company Risk	X	X
Issuer (Financial) Risk		X
Large-Cap Risk		X
Illiquid Investments Risk		X
Derivatives Risk		X

The following list contains descriptions of the principal investment risks for the Target Fund as those descriptions appear in the summary prospectus:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries and their economies may be based on only a few industries. Because their financial markets may be very small, prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Financial and other reporting by companies and government entities also may be less reliable or difficult to obtain in emerging market countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries. Shareholder claims and regulatory actions that are available in the U.S. may be difficult or impossible to pursue in emerging market countries.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse conditions affecting that country or region.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments.

Small- and Mid-Cap Company Risk—Securities of small-cap companies involve substantial risk. Prices of small-cap securities may be subject to more abrupt or erratic movements, and to wider fluctuations, than security prices of larger, more established companies or broader market averages in general. It may be difficult to sell small-cap securities at the desired time and price. While mid-cap securities may be slightly less volatile than small-cap securities, they still involve similar risks.

The following list contains descriptions of the principal investment risks for the Acquiring Fund as those descriptions appear in the summary prospectus:

Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.

Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect the Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.

Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Advisors deems it appropriate.

Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

Currency Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures, options, single name or index credit default swaps, or forwards, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

Further Comparison of the Funds

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds (excluding classes not implicated by the Reorganization) and the pro forma fees and expenses of the Acquiring Fund following the Reorganization. Shareholder fees reflect the fees currently in effect for each Fund. Annual fund operating expenses reflect the actual expenses of the Target Fund for the six months ended January 31, 2022, annualized, and the actual expenses of the Acquiring Fund for the six months ended April 30, 2022, annualized, except as described in footnote 1 to the Annual Fund Operating Expenses table below. The Acquiring Fund pro forma fees and expenses for the Fund are based on the amounts shown in the table, assuming the Reorganization occurred as of April 30, 2022.

Shareholder Fees

(fees paid directly from your investment)

	Target Fund		Acquiring Fund		Acquiring Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A / Retail Class	5.75%		None		None
Class C / Retail Class	None		None		None
Class I / Advisor Class	None		None		None
Class R6 / Class W	None		None		None
Class R6 / Institutional Class	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)
Class A / Retail Class	None		None		None
Class C / Retail Class	1.00%		None		None
Class I / Advisor Class	None		None		None
Class R6 / Class W	None		None		None
Class R6 / Institutional Class	None		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
Class A / Retail Class	None		None		None
Class C / Retail Class	None		None		None
Class I / Advisor Class	None		None		None
Class R6 / Class W	None		None		None
Class R6 / Institutional Class	None		None		None
Redemption or Exchange Fee
Class A / Retail Class	None		None		None
Class C / Retail Class	None		None		None
Class I / Advisor Class	None		None		None
Class R6 / Class W	None		None		None
Class R6 / Institutional Class	None		None		None
Annual Low Balance Account Fee
Class A / Retail Class	$15	(1)	$15	(2)	$15	(2)
Class C / Retail Class	$15	(1)	$15	(2)	$15	(2)
Class I / Advisor Class	$15	(1)	None		None
Class R6 / Class W	None		None		None
Class R6 / Institutional Class	None		None		None

(1)

Fee applies to the following types of accounts under $1,000 held directly with the Target Fund: IRAs, Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

(2)

Fee applies to Retail Class accounts (retirement and non-retirement) under $2,000 held with the Acquiring Fund, including IRAs and Coverdell education savings accounts. The fee does not apply to the following types of Retail Class accounts: accounts held through retirement or Employee Benefit Plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or another series of the TIAA-CREF Funds of $25,000 or more; accounts currently enrolled in the Fund’s Automatic Investment Plan; and accounts held through tuition (529) plan programs.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund	Acquiring Fund		Acquiring Fund Pro Forma
Management Fees	0.66%	0.58%		0.55%
Distribution and Service (12b-1) Fees
Class A / Retail Class	0.25%	0.25%		0.25%
Class C / Retail Class	1.00%	0.25%		0.25%
Class I / Advisor Class	0.00%	0.00%		0.00%
Class R6 / Class W	0.00%	0.00%		0.00%
Class R6 / Institutional Class	0.00%	0.00%		0.00%
Other Expenses
Class A / Retail Class	0.13%	0.23%		0.06%
Class C / Retail Class	0.13%	0.23%		0.06%
Class I / Advisor Class	0.13%	0.12%		0.12%
Class R6 / Class W	0.03%	0.03%		0.02%
Class R6 / Institutional Class	0.03%	0.03%		0.02%
Total Annual Fund Operating Expenses
Class A / Retail Class	1.04%	1.06%		0.86%
Class C / Retail Class	1.79%	1.06%		0.86%
Class I / Advisor Class	0.79%	0.70%		0.67%
Class R6 / Class W	0.69%	0.61%		0.57%
Class R6 / Institutional Class	0.69%	0.61%		0.57%
Fee Waivers and/or Expense Reimbursements
Class A / Retail Class	0.00%	0.00	%(1)	0.00%
Class C / Retail Class	0.00%	0.00	%(1)	0.00%
Class I / Advisor Class	0.00%	0.00%		0.00%
Class R6 / Class W	0.00%	0.61	%(2)	0.57	%(2)
Class R6 / Institutional Class	0.00%	0.00%		0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
Class A / Retail Class	1.04%	1.06%		0.86%
Class C / Retail Class	1.79%	1.06%		0.86%
Class I / Advisor Class	0.79%	0.70%		0.67%
Class R6 / Class W	0.69%	0.00%		0.00%
Class R6 / Institutional Class	0.69%	0.61%		0.57%

(1)	Restated to exclude one-time fee waivers, which decreased expenses for the period.
(2)

Teachers Advisors, LLC has contractually agreed to waive and/or reimburse Class W’s Management fees and Other Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Teachers Advisors, LLC expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the Acquiring Fund following the Reorganization. The examples assume you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then redeem your shares at the end of a period. The examples assume that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. For presentation purposes, the examples below assume the Reorganization is effective as of November 1, 2022, the first day of the month following the expected Closing of the Reorganization. These amounts are estimated; actual operating expenses will vary based on asset size and other factors. The examples below assume that you sell your shares at the end of a period, but the estimated costs are the same if you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund
Class A	$675	$887	$1,116	$1,773
Class C	$182	$563	$970	$2,105
Acquiring Fund
Retail Class	$108	$337	$585	$1,294
Retail Class Pro Forma	$88	$274	$477	$1,061

	1 Year	3 Years	5 Years	10 Years
Target Fund
Class I	$81	$252	$439	$978
Acquiring Fund
Advisor Class	$72	$224	$390	$871
Advisor Class Pro Forma	$68	$214	$373	$835

	1 Year	3 Years	5 Years	10 Years
Target Fund
Class R6	$70	$221	$384	$859
Acquiring Fund
Class W	$0	$0	$0	$0
Class W Pro Forma	$0	$0	$0	$0

	1 Year	3 Years	5 Years	10 Years
Target Fund
Class R6	$70	$221	$384	$859
Acquiring Fund
Institutional Class	$62	$195	$340	$762
Institutional Class Pro Forma	$58	$183	$318	$714

Performance Information

The total returns of each Fund for the periods ended December 31, 2021, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

Information provided in the bar charts below shows annual total returns for each full calendar year during the ten-year period ended December 31, 2021 for the Target Fund’s Class A shares and for the eight-year period ended December 31, 2021 for the Acquiring Fund’s Institutional Class shares. The performance of the Funds’ other share classes will differ due to their different expense structures. The Target Fund’s bar chart and the highest/lowest quarterly return information that follow do not reflect sales charges and if these charges, were reflected, the returns would be less than those shown. The Acquiring Fund does not assess sales charges.

The tables below illustrate average annual total returns for the one-year, five-year, ten-year and/or since inception periods ended December 31, 2021 for Class A, Class C, Class I and Class R6 shares of the Target Fund (as applicable) and for the one-year, five-year and since-inception periods ended December 31, 2021 for Retail Class, Advisor Class, Class W, and Institutional Class shares of the

Acquiring Fund. The performance shown for the Acquiring Fund’s Advisor Class and Class W that is prior to its inception date is based on performance of the Acquiring Fund’s Institutional Class. The tables also show how each Fund’s performance compares with the returns of a broad-based securities market index and, for the Target Fund, an average of the annualized returns for all reporting funds tracked by Lipper in the applicable Lipper category. This information is intended to help you assess the variability of Fund returns (and, consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for one class of shares of each Fund only; after-tax returns for other share classes will vary. Returns for market indices do not include operating expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-advantaged accounts, such as IRAs or employer-sponsored retirement plans; but such investors generally are subject to tax on withdrawals from such accounts.

Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers and operating expense limitations, if any, in effect during the periods presented. If any such fee waivers and expense limitations were not in place, performance would be reduced. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Target Fund is available at www.nuveen.com/performance or by calling (800) 257-8787. Current performance information for the Acquiring Fund is available at www.tiaa.org/public/investment-performance or by calling (800) 842-2252.

Target Fund Class A Annual Total Return

*	Class A shares year-to-date total return as of June 30, 2022 was -26.40%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2021, the Fund’s highest and lowest quarterly returns were 21.24% and -19.71%, respectively, for the quarters ended June 30, 2020 and March 31, 2020.

	Average Annual Total Returns for the Periods Ended December 31, 2021
Target Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R6)
Class A (return before taxes)	4/24/2009	-7.76%	9.41%	8.85%	N/A
Class A (return after taxes on distributions)		-8.64%	9.00%	8.51%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		-4.37%	7.39%	7.17%	N/A
Class C (return before taxes)	4/24/2009	-2.86%	9.88%	8.85%	N/A
Class I (return before taxes)	4/24/2009	-1.90%	10.98%	9.77%	N/A
Class R6 (return before taxes)	6/30/2016	1.82%	10.88%	N/A	9.32%
MSCI ACWI ex USA Index(1) (reflects no deduction for fees, expenses or taxes)		7.82%	9.61%	7.28%	9.77%
MSCI EAFE Index(2) (reflects no deduction for taxes or sales loads)		11.26%	9.55%	8.03%	9.73%
Lipper International Multi-Cap Growth Funds Category Average(3) (reflects no deduction for taxes or sales load)		6.82%	12.40%	9.16%	11.41%

(1)	The MSCI ACWI ex USA Index captures large and mid-cap representation of approximately 85% of the global equity opportunity set outside the U.S.
(2)

The MSCI (Morgan Stanley Capital International EAFE (Europe, Australia, Far East)) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada.

(3)	Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Category.

Acquiring Fund Institutional Class Annual Total Return

*	Institutional Class shares year-to-date total return as of June 30, 2022 was -26.29%. The performance of the other share classes will differ due to their different expense structures.

During the eight-year period ended December 31, 2021, the Fund’s highest and lowest quarterly returns were 33.30% and -22.53%, respectively, for the quarters ended June 30, 2020 and March 31, 2020.

	Average Annual Total Returns for the Periods Ended December 31, 2021
Acquiring Fund	Inception Date	1 Year	5 Years		Since Inception
Institutional Class (return before taxes)	4/12/2013	3.33%	14.84%		8.76%
Institutional Class (return after taxes on distributions)		1.45%	14.14%		8.29%
Institutional Class (return after taxes on distributions and sale of Fund shares)		3.26%	11.96%		7.09%
Retail Class (return before taxes)	4/12/2013	2.87%	14.37%		8.32%
Advisor Class (return before taxes)	12/4/2015	3.28%	14.77%		8.71	%(1)
Class W (return before taxes)	9/28/2018	3.94%	15.30	%(1)	9.01	%(1)
MSCI ACWI ex USA Index (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses, or other taxes)		7.82%	9.61%		5.95	%(2)

(1)

The performance shown for the Advisor Class and Class W that is prior to its inception date is based on performance of the Acquiring Fund’s Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

(2)	Performance is calculated from the inception date of Institutional Class.

Portfolio Turnover

Each Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.

During the Target Fund’s fiscal year ended July 31, 2021, the Fund’s portfolio turnover rate was 70%. During the Acquiring Fund’s most recent fiscal year ended October  31, 2021, the Fund’s portfolio turnover rate was 29%.

Investment Adviser and Sub-Adviser

The Target Fund is managed by Nuveen Fund Advisors, which offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (“Advisers Act”). Nuveen Fund Advisors has overall responsibility for management of the Target Fund, subject to the supervision of the Board of Trustees of the Target Trust, oversees the management of the Target Fund’s portfolio, manages the Target Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. As of March 31, 2022, Nuveen Fund Advisors managed approximately $178.2 billion in assets.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to the Target Fund. Nuveen Asset Management is registered as an investment adviser with the SEC under the Advisers Act.

Nuveen Asset Management manages the investment of the Target Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors and the Board of Trustees of the Target Trust.

The Acquiring Fund is managed by Teachers Advisors, which manages the assets of the Acquiring Trust, under the supervision of the Board of Trustees of the Acquiring Trust. Teachers Advisors is an indirect wholly owned subsidiary of TIAA. Teachers Advisors is registered as an investment adviser with the SEC under the Advisers Act. Teachers Advisors also manages the investments of TIAA Separate Account VA-1, TIAA-CREF Life Funds and various other advisory clients. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Teachers Advisors also manage the investment accounts of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. As of March 31, 2022, Teachers Advisors and TCIM together had approximately $460.0 billion of assets under management. Teachers Advisors is located at 730 Third Avenue, New York, New York 10017-3206. Teachers Advisors will continue to serve as the investment adviser to the Acquiring Fund following the Reorganization.

Nuveen Fund Advisors, Nuveen Asset Management and Teachers Advisors are subsidiaries of Nuveen, the investment management arm of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of CREF. As of March 31, 2022, Nuveen’s advisory subsidiaries collectively managed approximately $1.2 trillion in assets.

Portfolio Managers

Portfolio Managers of the Target Fund and Acquiring Fund. The table below includes portfolio manager names and experience for the Target Fund and Acquiring Fund.

Name & Title	Experience		Portfolio Manager of Fund Since
			Total Experience (since dates specified below)
Name & Title	Portfolio Role / Coverage / Expertise / Specialty	Experience Over Past Five Years	At TIAA	Total	On Team*
Jason Campbell, Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (manager and analyst for international portfolios)	2005	1997	2013

Dan Roberts Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2003 to Present (U.S. and European media analyst and global portfolio manager)	2015	1997	2020

*	For the Acquiring Fund only. Jason Campbell and Dan Roberts began managing the Target Fund in June, 2022.

For a complete description of the advisory services provided to the Target Fund, see the section of the Target Fund’s prospectus entitled “Who Manages the Funds” and the sections of the Target Fund’s SAI entitled “Investment Adviser” and “Sub-Adviser.” For a complete description of the advisory services provided to the Acquiring Fund, see the section of the Acquiring Fund’s prospectus entitled “Management of the Funds” and the sections of the Acquiring Fund’s SAI entitled “Investment Advisory and Other Services.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in each Fund’s SAI.

Advisory and Other Fees

For the Target Fund’s fiscal year ended July 31, 2021, the Fund had an effective management fee rate payable to its investment adviser (before any fee waivers or expense reimbursements, as applicable), of 0.67% as a percentage of the Fund’s average daily net assets.

For the Acquiring Fund’s fiscal year ended October 31, 2021, the Fund had an effective management fee rate payable to its investment adviser (before any fee waivers or expense reimbursements, as applicable), of 0.58% as a percentage of the Fund’s average daily net assets.

The terms of the Funds’ advisory agreements are described in detail below.

Target Fund. Pursuant to an investment management agreement between Nuveen Fund Advisors and the Target Trust, on behalf of the Target Fund, the Target Fund pays Nuveen Fund Advisors a management fee that consists of two components: (i) a fund-level fee, based only on the average daily net assets of the Target Fund and (ii) a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, as described in further detail in the tables below. Pursuant to a sub-advisory agreement between Nuveen Asset Management and Nuveen Fund Advisors, Nuveen Fund Advisors pays Nuveen Asset Management an amount equal to a percentage, as provided in the sub-advisory agreement with respect to each Fund, of the remainder of (i) the management fee payable by the Target Fund to Nuveen Fund Advisors based on the average daily net assets pursuant to Nuveen Fund Advisors’ investment management agreement, less (ii) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by Nuveen Fund Advisors in respect of the Target Fund. The Target Fund’s investment management agreement and sub-advisory agreement was last approved for continuance by the Board of Trustees of the Target Trust at an in-person meeting held on May 23-25, 2022. Information regarding the Target Fund Board’s considerations in determining to approve continuation of the investment management agreement and sub-advisory agreement will be available in the Target Fund’s annual report for the fiscal year ended July 31, 2022.

Fund-Level Management Fee Breakpoints for the Target Fund

Target Fund
First $125 million	0.5500%
Next $125 million	0.5375%
Next $250 million	0.5250%
Next $500 million	0.5125%
Next $1 billion	0.5000%
Over $2.0-$5.0 billion	0.4750%
Over $5.0-$7.5 billion	0.4500%
Over $7.5-$10.0 billion	0.4375%
Over $10.0 billion	0.4250%

Complex-Level Fee for the Target Fund

The overall complex-level fee begins at a maximum rate of 0.2000% of a Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. The Fund’s complex-level fee rate is determined by taking the current overall complex-level fee rate and making, as appropriate, an upward adjustment to that rate based upon the percentage of the Fund’s assets that are not “eligible assets.” As of April 30, 2022, the Fund’s effective complex-level fee rate was 0.1597%.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses of the Target Fund so that the total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% through July 31, 2024 and 1.45% thereafter. The expense limitation expiring July 31, 2024 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Target Trust. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

Acquiring Fund. Pursuant to an investment management agreement between Teachers Advisors and the Acquiring Trust, on behalf of the Acquiring Fund, the Acquiring Fund pays Teachers Advisors an annual fee, payable monthly, equal to a percentage of the average daily net assets of the Acquiring Fund, as described in further detail in the tables below. The Acquiring Fund also pays Teachers Advisors for certain administrative services that Teachers Advisors provides as administrator to the Acquiring Fund on an at-cost basis through a separate administrative services agreement.

The Acquiring Fund’s investment management agreement was last approved for continuance by the Board of Trustees of the Acquiring Trust at a meeting held on March 11, 2022. Information regarding the Board of Trustees of the Acquiring Trust’s considerations in determining to approve continuation of the investment management agreement is available in the Acquiring Fund’s semi-annual report for the six months ended April 30, 2022.

Management Fee Breakpoints

Acquiring Fund
$0.0-$1.0 billion	0.60%
$1.0-$2.0 billion	0.57%
Over $2.0-$4.0 billion	0.54%
Over $4.0-$7.0 billion	0.51%
Over $7.0-$10.0 billion	0.48%
Over $10.0 billion	0.45%

Teachers Advisors has agreed to waive fees and/or reimburse expenses of the Acquiring Fund so that the total annual fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses and extraordinary expenses) do not exceed the following rates:

Applicable Class	Expense Limitations
Retail Class	1.09%
Advisor Class	0.85%
Institutional Class	0.70%
Class W	0.70%

These expense reimbursement arrangements will continue through at least February 28, 2023, unless changed with approval of the Acquiring Trust’s Board of Trustees.

Distributors, Distribution and Service Fees

Nuveen Securities, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as principal underwriter for the Target Fund and the Acquiring Fund.

The Target Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Target Fund Rule 12b-1 Plan”). Under the Target Fund Rule 12b-1 Plan, for the Target Fund (a) Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of its Class A shares, and (b) Class C shares are subject to (i) an annual distribution fee of 0.75% and (ii) an annual service fee of 0.25%, of the average daily net assets of its Class C shares. For the Target Fund, Class R6 and Class I shares are not subject to either distribution or service fees. With respect to the Target Fund, administrative services not already provided by other service providers may be provided under Nuveen Fund Advisors’ investment management agreement.

The Acquiring Fund has adopted a shareholder servicing plan with respect to Advisor Class shares (the “Acquiring Fund Servicing Plan”) and a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail Class shares (the “Acquiring Fund Rule 12b-1 Plan”). Under the Acquiring Fund Servicing Plan, the Acquiring Fund may enter into agreements with financial intermediaries pursuant to which the Acquiring Fund will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services subject to the maximum levels set forth in the Acquiring Fund Servicing Plan. Under the Acquiring Fund Rule 12b-1 Plan, for the Acquiring Fund, Retail Class shares are subject to an annual fee of up to 0.25% of the average daily net assets attributable to Retail Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. Class W and Institutional Class shares of the Acquiring Fund are not subject to a distribution and/or service fee.

The table below lists the fees that each share class involved in the Reorganization is subject to pursuant to the Target Fund Rule 12b-1 Plan or Acquiring Fund Rule 12b-1 Plan, as applicable, stated as a percentage of the average daily net assets attributable to the relevant share class.

Class	Target Fund 12b-1 Fees	Class	Acquiring Fund 12b-1 Fees
A	0.25%	Retail	0.25%
C	1.00%
I	None	Advisor	None
R6	None	W	None
R6	None	Institutional	None

For a complete description of the Target Fund’s distribution and service arrangements, see the section of the Target Fund’s prospectus entitled “What Share Classes We Offer” and the section of the Target Fund’s SAI entitled “Distribution and Service Plan.” For a complete description of the Acquiring Fund’s distribution and service arrangements, see the section of the Acquiring Fund’s prospectus entitled “Distribution and Service Arrangements” and the sections of the Acquiring Fund’s SAI entitled “Distribution (Rule 12b-1) Plans” and “Fund Payments to Financial Intermediaries.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and/or their related companies may pay the financial intermediary for providing investor services. The Funds’ related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. See the section entitled “Distribution and Service Payments” in the Target Fund’s prospectus and the section entitled “Payments to Broker-Dealers and Other Financial Intermediary Compensation” in the Acquiring Fund’s prospectus for additional information.

Distributions

Dividends from the Target Fund’s net investment income and capital gains, if any, are normally declared and paid annually.

Dividends from the Acquiring Fund’s net investment income and capital gains, if any, are normally declared and paid annually.

Tax Information

The tax character of dividends and distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. The Funds’ dividends and distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Further Information

Additional information concerning the Acquiring Fund and the Target Fund is contained in the Reorganization SAI, and additional information regarding the Acquiring Fund is contained in the Acquiring Fund prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

Approval of the Proposed Reorganization by the Board of Trustees of the Target Trust

Based on the considerations described below, the Board of Trustees of the Target Trust, all of whom are not “interested persons” as that term is defined in the 1940 Act (the “Target Board”; the Trustees of the Target Board are referred to as the “Target Board Members”), determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. At a meeting held on August 3, 2022 (the “August Meeting”), the Target Board approved the Reorganization on behalf of the Target Fund and recommended that shareholders of the Target Fund vote in favor of the Reorganization.

The Target Fund and the Acquiring Fund are managed by affiliated investment advisers. In this regard, Teachers Advisors (the Acquiring Fund’s investment adviser), Nuveen Fund Advisors (the Target Fund’s investment adviser) and Nuveen Asset Management (the Target Fund’s investment sub-adviser) are each wholly-owned subsidiaries of Nuveen, the investment management arm of TIAA. The Reorganization was proposed, in part, as an outgrowth of Nuveen’s larger effort to integrate the investment teams across Nuveen, including the teams that manage the Target Fund and the Acquiring Fund. Consistent with this initiative, and given that the portfolio managers of the Acquiring Fund became the portfolio managers of the Target Fund in June 2022, it is anticipated that the proposed Reorganization would help eliminate inefficiencies and potential confusion in the marketplace derived from maintaining similar international equity funds. The Reorganization also would provide shareholders of the Target Fund with the opportunity to continue their investment in an international equity fund with investment strategies that are similar, but which differ in certain respects. In addition, the Reorganization would provide Target Fund shareholders with the opportunity to benefit from expected cost savings as a result of the anticipated lower total annual operating expenses of the Acquiring Fund.

Leading up to the August Meeting, the Target Board Members considered information regarding the proposed Reorganization. In addition, prior to the August Meeting, the Target Board Members requested through independent legal counsel information and received extensive materials regarding the Reorganization prepared by Nuveen Fund Advisors. The materials addressed a variety of topics including, among other things, the terms of the Reorganization and its rationale; the organizational and governance structure of the Acquiring Fund and the Acquiring Trust and the background of the trustees and principal officers of the Acquiring Trust; the nature, quality and extent of advisory, administrative and other services Teachers Advisors provides to the Acquiring Fund; the key personnel who provide services to the Acquiring Fund, including portfolio managers and their respective experience and qualifications; the Acquiring Fund’s and Teachers Advisors’ compliance program; the risk management program of Teachers Advisors; the other service providers of the Acquiring Fund, including the custodian and transfer agent; the anticipated benefits and detriments (if any) of the Reorganization; the differences in the class structure of the Acquiring Fund and of the Target Fund; certain performance history of the Acquiring Fund compared to the performance of the Target Fund; the fees and expenses of the Acquiring Fund compared to the fees and expenses of the Target Fund, including the estimated fees and expenses of the Acquiring Fund following the Reorganization; the investment objectives, principal strategies and principal risks of the Acquiring Fund compared to those of the Target Fund; the anticipated repositioning of the portfolio of the Target Fund and its potential tax implications for Target Fund shareholders; the differences in the rights of Target Fund shareholders and of Acquiring Fund shareholders; the estimated costs of the Reorganization and the bearer of such costs; the anticipated tax-free nature of the Reorganization; and the alternatives considered to the Reorganization. The Target Board Members met at the August Meeting to further consider the proposed Reorganization and related materials. The Target Board Members had the benefit of independent legal counsel throughout the process and a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in considering reorganizations between affiliated funds.

At the August Meeting, the Target Board Members approved the Reorganization, determining that the Reorganization would be in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. In deciding to approve the Reorganization, the Target Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all information presented, and each Target Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. Based on the foregoing, the

Target Board considered the following factors, among others, in approving the Reorganization and recommending that shareholders of the Target Fund approve the Reorganization:

•	an analysis of the services and capabilities of Teachers Advisors;

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the portfolio management of the Acquiring Fund;

•	the investment performance of the Acquiring Fund and the Target Fund;

•	the relative sizes of the Funds;

•	the current fees and expenses of the Target Fund compared to the fees and expenses of the Acquiring Fund, including applicable contractual expense caps;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected direct costs of the Reorganization and that shareholders of the Target Fund were not expected to bear such costs of the Reorganization;

•	the terms of the Reorganization, including provisions designed to avoid dilution of the interests of shareholders of the Target Fund;

•	the effect of the Reorganization on shareholder rights;

•	information regarding the trustees and principal officers of the Acquiring Trust and the service providers of the Acquiring Fund;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to Nuveen Fund Advisors and its affiliates as a result of the Reorganization.

Analysis of the Capabilities and Services of Teachers Advisors

As noted above, the Acquiring Fund is advised by Teachers Advisors, an affiliate of Nuveen Fund Advisors, the investment adviser to the Target Fund. The Target Board Members considered the capabilities as represented to them and services provided by Teachers Advisors to the Acquiring Fund. With respect to portfolio management services, the Target Board Members noted that unlike the Target Fund which uses a sub-adviser, Nuveen Asset Management, to provide portfolio management services, the Acquiring Fund does not use an adviser/sub-adviser structure and therefore Teachers Advisors provides the portfolio management services directly to the Acquiring Fund. At the August Meeting, the Target Board Members considered the experience and qualifications of the portfolio managers to the Acquiring Fund and were aware that, in June 2022, such portfolio managers replaced the Target Fund’s prior portfolio managers.

In addition to portfolio management services, the Target Board Members considered the breadth and quality of other administrative or non-advisory services provided by Teachers Advisors,

which include, among other things, overseeing the provision of certain administrative services necessary for the operation of the Acquiring Fund, including providing office space, equipment and facilities for maintaining the Acquiring Fund and supervising the relationships with other service providers, including custodians, administrators, transfer and pricing agents, accountants, auditors, underwriters and other persons; developing management and shareholder services; and furnishing reports, evaluations and analysis on various subjects. The Target Board Members considered that Nuveen Fund Advisors provides various administrative services to the Target Fund pursuant to its investment advisory agreement with the Target Fund, whereas Teachers Advisors provides certain administrative services and performs certain oversight responsibilities pursuant to a separate administrative services agreement on an at cost basis. The Target Board Members also reviewed information regarding the Acquiring Fund’s and Teachers Advisors’ compliance program, including the risk management process and background and qualifications of their chief compliance officers, and an assessment of the compliance program by the Target Fund’s chief compliance officer and his predecessor. The Target Board Members also took into account Nuveen Fund Advisors’ representations that the services provided to the Acquiring Fund by Teachers Advisors are substantially similar to the services provided to the Target Fund by Nuveen Fund Advisors and Nuveen Asset Management, and Nuveen Fund Advisors does not expect that the shareholders of the Target Fund will experience any diminution of advisory or other services as a result of the Reorganization.

Aside from the advisory and administrative services provided to the Acquiring Fund, the Target Board Members also noted that the Target Fund is distributed primarily through third-party intermediaries which require applicable agreements. The Target Board Members considered Nuveen Fund Advisors’ representation that Nuveen and its distribution teams would work with various third-party intermediaries to enter into new agreements or amend existing agreements as necessary to help ensure that existing distribution and shareholder service arrangements for the Target Fund would be carried over to the Acquiring Fund.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Target Board Members considered that the investment objective of the Target Fund is to seek long-term capital appreciation, while the investment objective of the Acquiring Fund is to seek a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. The Target Board Members further recognized that in pursuit of their investment objectives, both the Target Fund and the Acquiring Fund invest primarily in equity securities of non-U.S. issuers. However, the Target Board Members also recognized that the Funds’ principal investment strategies differ in certain respects. In particular, the Target Fund invests, under normal market conditions, at least 80% of its net assets in non-U.S. equity securities, whereas the Acquiring Fund has not adopted a similar 80% policy, but invests in a number of foreign markets and, at a minimum, in at least three countries outside the U.S. Furthermore, the Target Fund may invest up to 30% of its net assets in companies located in emerging market countries, whereas the Acquiring Fund may invest without limit in emerging market countries. With respect to comparability of risks, the Target Board Members recognized that although an investment in each Fund is subject to many of the same principal risks (e.g., foreign investment risk, emerging markets risk and market risk), there are some differences in the principal risks between the Funds.

Portfolio Management

As described above, although the Target Fund and Acquiring Fund have different investment advisers and the Target Fund has an investment sub-adviser, the Funds’ investment advisers and the

Target Fund’s investment sub-adviser are affiliated persons. Further, as noted above, the Target Board Members recognized that the portfolio managers of the Acquiring Fund have also been the portfolio managers of the Target Fund since June 2022 and have reviewed the experience and qualifications of such portfolio managers.

Investment Performance

As part of its evaluation of the proposed Reorganization, the Target Board Members reviewed the performance history of each Fund. The Target Board Members considered, among other things, the returns for each class of the Target Fund compared to the applicable class of the Acquiring Fund for the year-to-date and one-, three- and five-year periods ended June 30, 2022 and the calendar year returns for each calendar year from 2017 through 2021. The performance data of certain classes that did not exist for certain periods, however, was based on the performance of another class. The Target Board Members also considered the Target Fund’s and Acquiring Fund’s performance relative to its benchmark and ranking in its Morningstar category over specified periods. The Target Board Members observed, among other things, that the performance of the Retail Class of the Acquiring Fund was generally comparable to or outperformed the performance of Class A of the Target Fund for the one-, three-, and five-year periods ended June 30, 2022. In addition, for the calendar years from 2017 through 2021, the Retail Class of the Acquiring Fund outperformed Class A of the Target Fund for each calendar year other than 2017. The Target Board Members recognized that the performance of the other classes of the Target Fund and Acquiring Fund was substantially similar to that of the Class A shares and Retail Class shares of the Target Fund and Acquiring Fund, respectively, as they invest in the same portfolio of securities of the applicable Fund and differences in performance would be principally attributed to the variation in their expense structures.

Relative Sizes

The Target Board noted that the Acquiring Fund and the Target Fund were similar in size and that combining the Funds would create a larger fund which would provide additional benefits to shareholders of the Target Fund as fixed operating expenses would be spread over the larger asset base of the combined fund following the Reorganization. See “Fees and Expense Ratios” below.

Fees and Expense Ratios

The Target Board Members considered the fees and expense ratios of each class of the Target Fund compared to the fees and expenses of the corresponding class of the Acquiring Fund the Target Fund shareholders will receive (including estimated expenses of the Acquiring Fund following the Reorganization). In this regard, the Target Board Members recognized that pursuant to the Reorganization, holders of Class A and Class C shares of the Target Fund will receive the Acquiring Fund’s Retail Class shares and holders of Class I shares of the Target Fund will receive the Acquiring Fund’s Advisor Class shares. The TIAA-CREF Lifecycle Funds that hold Class R6 shares of the Target Fund will receive Class W shares of the Acquiring Fund and all other holders of the Target Fund’s Class R6 shares will receive the Acquiring Fund’s Institutional Class shares because they are ineligible to receive Class W shares.

The Target Board Members noted that the management fee rate of the Acquiring Fund was lower than the management fee rate of the Target Fund. In addition, the estimated gross and net annual operating expense ratios of each class of the Acquiring Fund following the Reorganization were lower than the gross and net annual operating expense ratios, respectively, of the applicable class of the

Target Fund. Although all shareholders of the Target Fund are expected to experience lower expenses as a result of the Reorganization, the Target Board Members also recognized, as indicated above, that holders of Class A and Class C shares of the Target Fund would receive Retail Class shares of the Acquiring Fund. In this regard, the Target Board Members noted that the ongoing 12b-1 distribution and/or service fees of the Retail Class shares of the Acquiring Fund are the same level as the 12b-1 distribution and/or service fees of Class A shares of the Target Fund and are lower than the 12b-1 distribution and/or service fees of Class C shares of the Target Fund. Further, the Advisor Class, Institutional Class and Class W shares of the Acquiring Fund and the Class I and Class R6 shares of the Target Fund do not assess 12b-1 fees. However, the Advisor Class shares of the Acquiring Fund and Class I shares of the Target Fund may pay certain fees to financial intermediaries for certain shareholder services. The Target Board Members further considered the contractual expense caps applicable to the Funds.

In addition, the Target Board Members noted that the Acquiring Fund does not charge a sales load on any classes, unlike Class A and Class C of the Target Fund. More specifically, Class A shares of the Target Fund are subject to a front-end sales load and, under certain limited circumstances, a contingent deferred sales load upon redemption of such shares, and Class C shares of the Target Fund are subject to a contingent deferred sales load if such shares are redeemed within a specified period of time. As shareholders of the Acquiring Fund, Target Fund shareholders will no longer incur such costs in connection with the purchase or redemption of shares of the Acquiring Fund.

Tax Consequences of the Reorganization

The Target Board Members considered the tax implications of the Reorganization. The Target Board Members noted that the Reorganization will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes. The Target Board Members also considered that although the Reorganization will itself be a tax-free transaction, the Target Fund’s portfolio would be repositioned, which may result in increased distributions of capital gains realized in connection with such portfolio repositioning prior to the Reorganization. However, the Target Board Members considered that the repositioning was not expected to result in any significant capital gains to distribute due to the Target Fund’s capital loss carryforwards. The Target Board Members also recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards that the Acquiring Fund may use in any one year.

Costs of the Reorganization

The Target Board Members considered the estimated direct costs of the Reorganization based on information provided to them and noted that Nuveen will pay all direct costs associated with the Reorganization whether or not the Reorganization is ultimately completed. In addition, the Target Board Members considered the estimated transaction costs and the estimated gain or loss due to the repositioning of the Target Fund’s portfolio in connection with the Reorganization. The Target Board Members recognized that the Target Fund and its shareholders would bear the costs of portfolio repositioning.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Target Fund. In this regard, shareholders of the Target Fund will receive shares of the Acquiring Fund having a total net asset value equal to the total net asset value of the shares of the Target Fund surrendered. As noted above, holders of Class A and Class C shares of the Target Fund will receive Retail Class shares of the Acquiring Fund; holders of Class I shares of the Target Fund will receive Advisor Class shares of the Acquiring Fund; the TIAA-CREF Lifecycle Funds that hold Class R6 shares of the Target Fund will receive Class W shares of the Acquiring Fund; and all other Class R6 holders of the Target Fund will receive Institutional Class shares of the Acquiring Fund because they are ineligible to receive Class W shares.

Effect on Shareholder Rights

The Target Board Members further considered that the Target Fund is a series of the Target Trust, a Massachusetts business trust, whereas the Acquiring Fund is a series of the Acquiring Trust, a Delaware statutory trust. The Target Trust and the Acquiring Trust are each governed by its respective Declaration of Trust, and each is subject to applicable state (in addition to federal) law and therefore shareholder rights may differ. The Target Board Members also noted that as shareholders of the Target Fund, such shareholders could exchange their shares for shares in other mutual funds in the Nuveen fund complex. However, as Target Fund shareholders will receive shares of the Acquiring Fund pursuant to the Reorganization, such shareholders may not exchange the Acquiring Fund shares for shares of another Nuveen mutual fund and may not count such Acquiring Fund shares toward any rights of accumulation or letter of intent for purchases of shares of other Nuveen mutual funds. Upon completion of the Reorganization, shareholders of the Target Fund will have the right to exchange shares of the Acquiring Fund received in the Reorganization for shares of the same class of other TIAA-CREF funds.

Information Regarding the Board of Trustees and Service Providers of the Acquiring Trust

The Target Board Members recognized that the Acquiring Trust has its own board of trustees and officers and considered the background of such trustees and the principal officers. In addition, the Target Board Members considered the background and services provided to the Acquiring Fund by various service providers. State Street Bank and Trust Company serves as the custodian for the assets of each Fund and DST Asset Manager Solutions, Inc. serves as the transfer agent and dividend paying agent for each Fund. In addition, the Target Board Members recognized that Nuveen Securities, LLC serves as principal underwriter to each Fund.

Alternatives to the Reorganization

The Target Board Members considered various alternatives, including maintaining the status quo of the Target Fund, repurposing the Target Fund or liquidating the Target Fund. The Target Board Members considered the rationale of Nuveen Fund Advisors for recommending the Reorganization as opposed to the alternatives to the proposed Reorganization. The Target Board Members considered that keeping the status quo was not ideal given that there would be two competing strategies offered in the marketplace by the Target Trust and the Acquiring Trust with differing performance histories. The Target Board Members further considered that any repurposing of the Target Fund may deviate from the original objectives of, and shareholder expectations for, the Target Fund which may lead to redemptions. Finally, the Target Board Members considered that liquidation of the Target Fund was not in the best interests of its shareholders as liquidation would potentially be a taxable event for certain investors.

Potential Benefits to Nuveen Fund Advisors and its Affiliates

The Target Board Members recognized that the Reorganization may result in some benefits and economies for Nuveen Fund Advisors and its affiliates. Although the Target Board Members recognized that Nuveen Fund Advisors would be losing the management fees from the Target Fund, the Target Board Members noted that an affiliate of Nuveen Fund Advisors would be earning additional management fees from the Acquiring Fund as a result of the additional assets under management. The Target Board Members also considered changes in reimbursement obligations taking into account the Funds’ respective expense caps. In addition, the Target Board Members considered that Nuveen and its affiliates may benefit from any cost savings to Nuveen as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex, including efficiencies realized by no longer providing certain services to the Target Fund.

Other Considerations

In considering the Reorganization, the Target Board Members also recognized that many funds in the Nuveen complex pay a management fee comprised of a fund-level and complex-level component each with its own breakpoint schedule, subject to certain exceptions. This structure was adopted in recognition that economies of scale may occur not only when the assets of a particular fund grow but also when assets of a complex grow, and therefore the structure helps provide a means for shareholders to share in the expense savings that may occur as a result of the asset growth of the respective fund or complex. The Target Board Members noted that the Reorganization would result in loss of assets in the Nuveen complex and that a lower asset level for the complex could result in higher management fees for Nuveen Fund Advisors if other Nuveen funds in the Nuveen complex could no longer take advantage of a breakpoint in the complex-wide component fee schedule. To address this concern, Nuveen Fund Advisors has agreed that following the Reorganization, certain assets meeting specified thresholds would be included as eligible assets in calculating the complex-wide component of its management fee for participating Nuveen funds.

Conclusion

The Target Board Members approved the Reorganization, concluding that the Reorganization was in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Target Board Members did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

The Proposed Reorganization

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix A. The Agreement provides that the Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganization will take place at the close of business on the Closing Date.

The Target Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund, with such values determined in each case as of the close of regular trading on the NYSE on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the shareholders of the Target Fund, and representing the respective pro rata number, by class, of Acquiring Fund shares due each such shareholder. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund.

As a result of the Reorganization, a holder of Class A and Class C shares of the Target Fund will receive Retail Class shares of the Acquiring Fund, a holder of Class I shares of the Target Fund will receive Advisor Class shares of the Acquiring Fund, a TIAA-CREF Lifecycle Fund holder of Class R6 shares of the Target Fund will receive Class W shares of the Acquiring Fund, and all other holders of Class R6 shares of the Target Fund will receive Institutional shares of the Acquiring Fund, in each case equal in total net asset value, as of the close of regular trading on the NYSE on the Closing Date, to the total net asset value of the Target Fund Class A, Class C, Class I and Class R6 shares surrendered by such shareholder.

The Board of Trustees of the Target Trust determined that the Reorganization is in the best interests of the Target Fund, and the Board of Trustees of the Target Trust has further determined that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the transactions contemplated by the Agreement. Similarly, the Board of Trustees of the Acquiring Trust approved the Reorganization and found it to be in the best interests of the Acquiring Fund and determined that the interests of Acquiring Fund shareholders will not be diluted by the Reorganization.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the Target Fund and Acquiring Fund. In addition, either the Target Fund or the Acquiring Fund may at its option terminate the Agreement at or before the closing of the Reorganization due to (i) a breach by the other Fund of any representation, warranty or agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board of Trustees of the Target Trust or the Board of Trustees of the Acquiring Trust that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Target Fund or Acquiring Fund, respectively.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date of the Reorganization, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies or restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing of the Reorganization. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the applicable Reorganization. See “Material Federal Income Tax Consequences.”

The Acquiring Fund will be deemed the “accounting survivor” in connection with the Reorganization and will retain its performance track record following the Reorganization.

Description of Securities

Shares of Beneficial Interest. The Target Fund has established and designated four classes of shares, par value $0.0001 per share, consisting of Class A, Class C, Class R6 and Class I. The Acquiring Fund has established and designated four classes of shares involved in the Reorganization with a par value of $0.0001 per share, which include Institutional Class, Class W, Retail Class and Advisor Class. Institutional Class, Class W, Retail Class and Advisor Class shares to be issued to shareholders of the Target Fund in the Reorganization are offered through this Proxy Statement/Prospectus.

Voting Rights of Shareholders. Holders of shares of the Target Fund and Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Target Fund and the Acquiring Fund operate as series of the Target Trust and Acquiring Trust, respectively, each of which is an open-end management investment company registered with the SEC under the 1940 Act.

The Target Trust currently has eight series, and the Board of Trustees of the Target Trust may, in its sole discretion, create additional series from time to time. Similarly, the Acquiring Trust currently has 68 series, and the Board of Trustees of the Acquiring Trust may, in its sole discretion, create additional series from time to time. Each class of shares of the Target Fund represents an interest in the same portfolio of investments of the Target Fund. Each class of shares of the Target Fund and the Acquiring Fund has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no preemptive or other subscription rights associated with any class of shares of the Target Fund or Acquiring Fund. In addition to the specific voting rights described above, shareholders of the Target Fund and Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares of the Target Fund entitled to vote may request that the Board of Trustees of the Target Trust call a special shareholders’ meeting to remove Trustees or for any other purpose. There is no corresponding right for such shareholders of the Acquiring Fund. The Board of Trustees of the Target Trust and Board of Trustees of the Acquiring Trust have the right to establish additional series and classes of shares in the future, to change in any manner those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Continuation of Shareholder Accounts, Plans and Privileges; Share Certificates

If the Reorganization is approved and completed, the Acquiring Fund will establish an account for each shareholder of record of the Target Fund containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The Advisers believe that the shareholder services and shareholder programs of the Funds are substantially the same. However, because the Acquiring Fund is a no-load fund, the Acquiring Fund does not have the same privileges (e.g., rights of accumulation or letters of intent) as the Target Fund. Target Fund shareholders who hold shares of other Nuveen mutual funds will not be permitted to consider shares held in the TIAA-CREF Fund Complex for purposes of rights of accumulation or letters of intent applicable to purchases of other Nuveen mutual funds. Once the Reorganization is completed, shareholders would have the right to exchange their Acquiring Fund shares for shares of the same class of other TIAA-CREF funds, but would not have the right to exchange their shares back into other Nuveen mutual funds. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Board Members and Officers

The Target Fund is organized as a separate series of Nuveen Investment Trust II (previously defined as the “Target Trust”), an open-end management investment company organized as a Massachusetts business trust. The Target Trust is governed by a Board of Trustees consisting of twelve members, all of whom are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act (in the case of both the Target Trust and Acquiring Trust, as applicable, the “Independent Board Members”). For more information on the history of the Target Trust, see the Target Fund’s SAI, dated December 1, 2021 (as it may be supplemented from time to time). The names and business addresses of the trustees and officers of the Target Trust and their principal occupations and other affiliations during the past five years are set forth under “Management” in the Target Fund’s SAI, as supplemented, which is incorporated herein by reference.

The Acquiring Fund is organized as a separate series of the Acquiring Trust, an open-end management investment company established under Delaware law as a Delaware statutory trust. The Acquiring Trust is governed by a Board of Trustees consisting of nine members, all of whom are Independent Board Members. For more information on the history of the Acquiring Trust, see the Acquiring Fund’s SAI, dated March 1, 2022 (as it may be supplemented from time to time). The names and business addresses of the Trustees and officers of the Acquiring Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the Acquiring Fund’s SAI, as supplemented, which is incorporated herein by reference.

Service Providers

State Street Bank and Trust Company, 1 Lincoln St, Boston, Massachusetts 02111, serves as the custodian for the assets of each Fund. DST Asset Manager Solutions, Inc. serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund.

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for each Fund.

Material Federal Income Tax Consequences

As a condition to the Target Fund’s and the Acquiring Fund’s obligation to consummate the Reorganization, the Target Fund and Acquiring Fund will receive a tax opinion from Dechert LLP (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The acquisition by the Acquiring Fund of substantially all of the properties of the Target Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund followed by the distribution of Acquiring Fund shares to the Target Fund Shareholders in exchange for their Target Fund shares in complete liquidation and termination of the Target Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.

The Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Target Fund, except that the Target Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

3.	The Target Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Target Fund in the Reorganization.

4.

The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund.

5.

The adjusted basis to the Acquiring Fund of the properties of the Target Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Target Fund immediately before the exchange.

6.

The Acquiring Fund’s holding periods with respect to the properties of the Target Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The shareholders of the Target Fund will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for Target Fund shares.

8.

The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will be the same as the aggregate basis of Target Fund shares surrendered by the Target Fund Shareholder in exchange therefor.

9.

Each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Target Fund Shareholder in the Reorganization will include the holding period during which the Target Fund Shareholder held Target Fund shares surrendered in exchange therefor, provided that the Target Fund Shareholder held such shares as a capital asset on the date of Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations and assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Prior to the close of regular trading on the NYSE on the Closing Date, the Target Fund expects to declare a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. The Acquiring Fund is also expected to declare a distribution prior to the closing of the Reorganization. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, including sales anticipated in connection with each repositioning described herein, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes. It is not expected by the Advisers that repositioning of the Target Fund’s portfolio would result in any significant capital gains to distribute as the Target Fund has sizable capital loss carryforwards, which are expected to be available to offset any capital gains realized with respect to such repositioning.

The Target Fund will experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards. After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Target

Fund at the time of the Reorganization. As of July 31, 2021, the Target Fund did not have short-term or long-term capital loss carryforwards.

Following the Reorganization, the amount of the Target Fund’s capital loss carryforwards that can be used in any taxable year, will generally be subject to an annual limitation, which is equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of the applicable Target Fund at the time of Reorganization.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have received had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

Nuveen will absorb the direct costs of the Reorganization, which are estimated by the Advisers to be approximately $300,000 whether or not the Reorganization is completed.

The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at a cost estimated by Advisers of $7,500 plus reasonable expenses, which is included in the expense estimate above.

Description of Governing Laws

The Target Fund is a series of the Target Trust, which is a Massachusetts business trust. The Acquiring Fund is a series of the Acquiring Trust, which is a Delaware statutory trust. The Target Fund is governed by the Target Trust’s Declaration of Trust (“Target Fund Declaration”), its bylaws and Massachusetts law. The Acquiring Fund is governed by its Declaration of Trust (“Acquiring Fund Declaration”) and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Description of Massachusetts Business Trusts

A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Delaware or Maryland, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Target Trust Declaration contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Target Trust Declaration contains such provisions.

The Target Trust Declaration and by-laws govern the Target Fund. Under the Target Trust Declaration, any determination made by the Trustees in good faith is conclusive, and in construing the provisions of the Target Trust Declaration, there is a presumption in favor of a grant of power to the Trustees. Further, the Target Trust Declaration provides that certain determinations made in good faith by the Trustees are binding upon the Target Trust’s series and its shareholders, and shares of the Target Trust are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Target Trust’s governing documents.

Shareholder Voting. The 1940 Act requires a vote of shareholders on matters that Congress and the SEC has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Target Trust Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Target Trust Declaration. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Chair of the Board of Trustees, the Chief Administrative Officer or two or more Trustees and must be called at the written request of shareholders owning at least 10% of the outstanding shares entitled to vote be cast at the meeting. The by-laws of the Target Trust provide that the holders of a majority of the voting power of the shares of beneficial interest of the Target Trust entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Target Trust Declaration or the by-laws, the Target Trust Declaration and by-laws provide that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of Trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the Target Trust Declaration and by-laws, such as the super-majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, a fund. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the Trustees.

Election and Removal of Trustees. The Target Trust Declaration provides that the Trustees determine the size of the Board of Trustees, subject to a minimum of two and a maximum of 12. Under the Target Trust Declaration, each Trustee holds office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the Trustee’s successor is elected and qualified, and Trustees may serve terms of unlimited duration. It also provides that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed only for cause and only by written instrument signed by at least two-thirds of the remaining Trustees, or by action of at least two-thirds of the outstanding shares.

Issuance of Shares. Under the Target Trust Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the Trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes. The Target Trust Declaration gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declarations of Trust. Amendments to the Target Trust Declaration generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by series or class, unless the amendment affects the holders of one or more series or classes of shares but not the holders of all outstanding series or classes of shares, in which case the holders of the affected series or classes of shares shall vote separately. Certain amendments may be made by the Trustees without a shareholder vote. Any amendment to the provisions relating to the qualification and number, term and election, resignation and removal, or certain other provisions regarding the Trustees contained in the Target Trust Declaration requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by series or class, except to the extent that applicable law or the Target Trust Declaration may require voting by series or class.

Shareholder, Trustee and Officer Liability. The Target Trust Declaration provides that shareholders have no personal liability for any debt or obligation of the Target Trust and require the Target Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Target Trust will assume the defense of any claim against its shareholder for personal liability at the request of the shareholder. Similarly, the Target Trust Declaration provides that any person who is a Trustee, officer or employee of the Target Trust is not personally liable to any person in connection with the affairs of the Target Trust, other than to the Target Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Target Trust Declaration further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Target Trust Declaration also provides that the Trustees may rely in good faith on expert advice.

Preemptive Rights. Pursuant to the Target Trust Declaration, shareholders have no preemptive rights or other rights to subscribe to additional shares except as the Trustees may determine.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Description of Delaware Statutory Trusts

Under the Delaware Statutory Trust Act (“DSTA”), shareholders of the Acquiring Trust are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit under the Delaware General Corporation Law. The Acquiring Trust Declaration provides that if any shareholder or former shareholder is exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the Acquiring Trust, and not because of such shareholder’s acts or omissions, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Acquiring Trust against all loss and expense arising from such liability; provided, however there shall be no liability or obligation of the Acquiring Trust arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of any Acquiring Trust assets.

Shareholder Voting. Please see “Voting Rights of Shareholders” for a discussion on shareholder voting rights.

Election and Removal of Trustees. The Acquiring Trust Declaration provides that the Trustees of the Acquiring Trust determine the size of the Board of Trustees of the Acquiring Trust, subject to a minimum of two and a maximum of 25. Under the Acquiring Trust Declaration, each Trustee of the Acquiring Trust holds office until the next meeting of shareholders called for the purposes of considering the election or re-election of such Trustee, or of a successor to such Trustee, and until his or her successor is elected and qualified. The Acquiring Trust Declaration provides that vacancies on the Board of Trustees of the Acquiring Trust may be filled by the majority of remaining Trustees, except when election by the shareholders is required under the 1940 Act. A Trustee of the Acquiring Trust may be removed with or without cause, and a Trustee of the Acquiring Trust must be removed by written instrument signed by at least two-thirds of the number of Trustees in office prior to such removal, or by the affirmative vote of shareholders of the Acquiring Trust holding at least two-thirds of the outstanding shares, cast in person or by proxy at any meeting called for that purpose. The Acquiring Trust Declaration provides that a Trustee may hold office until the next shareholder meeting called for the purpose of considering election or re-election of such Trustee, and until his or her successor is elected and qualified.

Issuance of Shares. The Trustees of the Acquiring Trust are authorized to issue an unlimited number of shares.

Series and Classes. The Acquiring Trust Declaration gives broad authority to the Board of Trustees of Acquiring Trust to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees of the Acquiring Trust are also authorized to terminate a series or class without a vote of shareholders under certain circumstances.

Amendments to Acquiring Trust Declaration. The Acquiring Trust Declaration may be amended at any time by an instrument in writing signed by a majority of Trustees of the Acquiring Trust except as otherwise required by the Acquiring Trust Declaration or the 1940 Act.

Shareholder, Director/Trustee and Officer Liability. The Acquiring Trust Declaration provides that shareholders of the Acquiring Fund shall be entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, and the Acquiring Trust shall indemnify and hold harmless a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Acquiring Trust will assume, upon request, the defense of any claim against its shareholder for any act or obligation of the Acquiring Trust and satisfy any related judgment. Similarly, the Acquiring Trust Declaration provides that a Trustee of the Acquiring Trust shall be liable to the Acquiring Trust or the shareholders only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of the office of the trustee. The Acquiring Trust Declaration further provides for indemnification against loss for every person who is or has been a trustee, officer, employee or agent of the Acquiring Trust subject to certain exceptions.

Preemptive Rights. Pursuant to the Target Trust Declaration and the Acquiring Trust Declaration, respectively, shareholders of the Target Fund and the Acquiring Fund have no preemptive rights or other rights to subscribe to additional shares.

Derivative Actions. Under the DSTA, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Target Trust and Acquiring Trust and under applicable state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the capitalization of the Target Fund, the Acquiring Fund and the pro forma capitalization of the Acquiring Fund after Reorganization adjustments. The table is presented as of August 29, 2022, in order to establish that complete pro forma financial statements are not required for these Funds pursuant to applicable regulations. There is no assurance that the Reorganization will occur. These numbers may differ at the Closing Date of the Reorganization.

Capitalization Table

As of August 29, 2022

(Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments(1)		Acquiring Fund Pro Forma
Net Assets
Class A	$30,183,364	$—	$(30,183,364	)(2)	$—
Class C	3,191,817	—	(3,191,817	)(2)	—
Class R6	1,813,095,538	—	(1,813,095,538	)(2)	—
Class I	83,590,912	—	(83,590,912	)(2)	—
Institutional Class	—	115,936,308	126,916,688	(2)	242,852,996
Advisor Class	—	3,514,938	83,222,301	(2)	86,737,239
Premier Class	—	2,382,293	(5,336)		2,376,957
Retirement Class	—	105,578,202	—		105,578,202
Retail Class	—	7,294,792	33,327,238	(2)	40,622,030
Class W	—	1,744,742,964	1,686,178,850	(2)	3,430,921,814

Total	$1,930,061,631	$1,979,449,497	$(421,890)		$3,909,089,238

Shares Outstanding
Class A	745,597	—	(745,597	)(3)	—
Class C	84,964	—	(84,964	)(3)	—
Class R6	44,328,117	—	(44,328,117	)(3)	—
Class I	2,035,319	—	(2,035,319	)(3)	—
Institutional Class	—	8,678,450	9,500,392	(3)	18,178,842
Advisor Class	—	263,535	6,243,824	(3)	6,507,359
Premier Class	—	177,973	—		177,973
Retirement Class	—	7,932,368	—		7,932,368
Retail Class	—	547,738	2,503,385	(3)	3,051,123
Class W	—	129,854,900	125,496,152	(3)	255,351,052

Total	47,193,997	147,454,964	96,549,756		291,198,717

Net Asset Value Per Share
Class A	$40.48	$—			$—
Class C	$37.57	$—			$—
Class R6	$40.90	$—			$—
Class I	$41.07	$—			$—
Institutional Class	$—	$13.36			$13.36
Advisor Class	$—	$13.34			$13.33
Premier Class	$—	$13.39			$13.36
Retirement Class	$—	$13.31			$13.31
Retail Class	$—	$13.32			$13.31
Class W	$—	$13.44			$13.44

(1)

The pro forma balances are presented as if the Reorganization was effective as of August 29, 2022, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about October 28, 2022 or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.

(2)

Nuveen will absorb all direct costs of the Reorganization whether or not the Reorganization is approved or completed. The figures assume the Target Fund and the Acquiring Fund are required to distribute its tax basis undistributed net investment income of $20,140,659 and $31,666,667, respectively, prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Target Fund shares using estimated reinvestment rates of 87%, 86%, 100% and 58% for Class A, Class C, Class R6 and Class I, respectively, resulting in a total cash distribution for the Target Fund of $411,971, and reinvested in Acquiring Fund shares using estimated reinvestment rates of 100%, 96%, 86%, 100%, 98% and 100% for Institutional Class, Advisor

Class, Premier Class, Retirement Class, Retail Class and Class W, respectively, resulting in a total cash distribution for the Acquiring Fund of $9,919.
(3)

Reflects the issuance by the Acquiring Fund of approximately 2,263,998 Retail Class shares, 239,387 Retail Class shares, 125,496,152 Class W shares, 9,500,392 Institutional Class shares, and 6,243,824 Advisor Class shares, to Class A, Class C, TIAA-CREF Lifecycle Funds holders of Class R6 shares, all other Class R6 holders, and Class I, respectively, of the Target Fund in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the issuance of Retail Class, Advisor Class, Class W, and Institutional Class shares (as applicable) of the Acquiring Fund pursuant to the Agreement will be passed on by Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, Massachusetts 02110.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Reorganization SAI do not contain all of the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports that the Target Fund and Acquiring Fund have filed with the SEC pursuant to the applicable requirements of the Securities Act and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current prospectus and SAI for the Target Fund is Registration No. 811-08333 and the Acquiring Fund is Registration No. 811-09301. Such prospectuses and SAIs relating to the Target Fund and Acquiring Fund are incorporated herein by reference, only insofar as they relate to the Target Fund and Acquiring Fund.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of September 1, 2022, the record date (“Record Date”) with respect to the Special Meeting of the Target Fund, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of the securities outstanding of any class of shares of the Fund involved in the Reorganization. The tables also set forth the estimated pro forma percentage of shares of the Acquiring Fund that would have been owned by such parties assuming the Reorganization occurred on the Record Date. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of the Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

Target Fund
Class	Name and Address of Owner	Percentage of Ownership and Type of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganization of Target Fund into Acquiring Fund

A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	17.33%	12.82%

A	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	11.89%	9.81%

A	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	7.71%	6.82%

A	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	7.54%	6.58%

A	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	6.45%	5.25%

A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	6.39%	4.73%

Target Fund
Class	Name and Address of Owner	Percentage of Ownership and Type of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganization of Target Fund into Acquiring Fund

A	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	6.09%	5.27%

A	Charles Schwab & Co Inc For the Benefit of their Customers 211 Main St San Francisco CA 94105-1901	5.77%	4.27%

C	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	17.16%	1.35%

C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	14.12%	6.82%

C	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	12.80%	9.81%

C	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	12.60%	6.58%

C	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	10.06%	6.67%

C	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	9.74%	5.27%

C	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	6.04%	5.25%

Target Fund
Class	Name and Address of Owner	Percentage of Ownership and Type of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganization of Target Fund into Acquiring Fund

R6	TIAA-CREF IMF Lifecycle Fund #2040 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	18.52%	19.72%

R6	TIAA-CREF IMF Lifecycle Fund #2045 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	14.03%	14.95%

R6	TIAA-CREF IMF Lifecycle Fund #2035 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	13.81%	14.70%

R6	TIAA-CREF IMF Lifecycle Fund #2030 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	11.64%	12.40%

R6	TIAA-CREF IMF Lifecycle Fund #2050 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	11.15%	11.88%

R6	TIAA-CREF IMF Lifecycle Fund #2025 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	8.90%	9.47%

R6	TIAA-CREF IMF Lifecycle Fund #2020 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	5.18%	5.51%

R6	TIAA-CREF IMF Lifecycle Fund #2055 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	5.14%	5.48%

Target Fund
Class	Name and Address of Owner	Percentage of Ownership and Type of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganization of Target Fund into Acquiring Fund

I	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	30.03%	28.68%

I	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	10.14%	9.68%

I	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street-P08 Minneapolis MN 55402-4413	9.99%	9.54%

I	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	8.48%	8.10%

I	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	8.41%	8.03%

I	Mac & Co Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh PA 15219-2502	7.00%	6.68%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership and Type of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganization of Target Fund into Acquiring Fund

Retail	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	32.45%	6.67%

Retail	Charles Schwab & Co Inc Attn: Mutual Funds 211 Main St San Francisco CA 94105-1901	27.29%	4.94%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership and Type of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganization of Target Fund into Acquiring Fund

Advisor	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading PO Box 509046 San Diego CA 92150-9046	96.12%	4.31%

Institutional	TIAA-CREF Managed Allocation II AC Attn TIAA-CREF Mutual Fund Ops 730 3rd Ave New York NY 10017-3207	32.62%	15.99%

Institutional	TIAA-CREF Lifestyle Moderate Fund Attn: TIAA-CREF Mutual Fund Ops 730 3rd Ave New York NY 10017-3206	20.81%	10.20%

Institutional	TIAA-CREF Lifestyle Growth Fund Attn: TIAA-CREF Mutual Fund Ops 730 3rd Ave New York NY 10017-3206	14.52%	7.12%

Institutional	TIAA-CREF Lifestyle Aggressive Growth Fund Attn: TIAA-CREF Mutual Fund Ops 730 3rd Ave New York NY 10017-3206	13.42%	6.58%

Institutional	TIAA-CREF Lifestyle Conservative Fd Attn: TIAA-CREF Mutual Fund Ops 730 3rd Ave New York NY 10017-3206	8.39%	4.11%

W	TIAA-CREF IMF Lifecycle Fund #2040 Attn: TIAA-CREF Mutual Fund Ops 730 3rd Ave New York NY 10017-3206	19.55%	19.72%

W	TIAA-CREF IMF Lifecycle Fund #2045 Attn: TIAA-CREF Mutual Fund Ops 730 3rd Ave New York NY 10017-3206	14.82%	14.95%

W	TIAA-CREF IMF Lifecycle Fund #2035 Attn: TIAA-CREF Mutual Fund Ops 730 3rd Ave New York NY 10017-3206	14.58%	14.70%

W	TIAA-CREF IMF Lifecycle Fund #2030 Attn: TIAA-CREF Mutual Fund Ops 730 3rd Ave New York NY 10017-3206	12.29%	12.40%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership and Type of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganization of Target Fund into Acquiring Fund

W	TIAA-CREF IMF Lifecycle Fund #2050 Attn: TIAA-CREF Mutual Fund Ops 730 3rd Ave New York NY 10017-3206	11.78%	11.88%

W	TIAA-CREF IMF Lifecycle Fund #2025 Attn: TIAA-CREF Mutual Fund Ops 730 3rd Ave New York NY 10017-3206	9.39%	9.47%

W	TIAA-CREF IMF Lifecycle Fund #2020 Attn: TIAA-CREF Mutual Fund Ops 730 3rd Ave New York NY 10017-3206	5.46%	5.51%

W	TIAA-CREF IMF Lifecycle Fund #2055 Attn: TIAA-CREF Mutual Fund Ops 730 3rd Ave New York NY 10017-3206	5.44%	5.48%

At the close of business on the Record Date, there were 739,089.390 Class A shares, 84,939.298 Class C shares, 42,272,547.625 Class R6 shares, and 1,818,022.228 Class I shares of the Target Fund outstanding. As of August 8, 2022, the Trustees and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of each class of shares of the Target Fund.

At the close of business on the Record Date, there were 550,632.103 Retail Class shares, 263,541.371 Advisor Class shares, 8,727,404.313 Institutional Class, and 130,727,920.540 Class W shares of the Acquiring Fund outstanding. As of August 8, 2022, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

As set forth in the tables above, affiliates of Nuveen (including funds managed by affiliates of Nuveen) own shares of the Target Fund. It is expected that these shares will be present at the Special Meeting and voted in the same proportion for or against the Reorganization proposal as other Target Fund shareholders’ shares are voted.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders of the Target Fund wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board of Trustees of the Target Trust or the Board of Trustees of the Acquiring Trust, or any individual Trustee, should write to their Fund, to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606 for the Target Fund, or to the attention of Office of the Corporate Secretary, 730 Third Avenue, New York, New York 10017-3206 or trustees@tiaa.org for the Acquiring Fund. The letter should indicate that you are a Fund shareholder and identify the Fund that you own and with respect to which Fund your letter is concerned. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the nominating and governance committee and to the independent legal counsel of the Board of Trustees of the Target Trust or the Board of Trustees of the Acquiring Trust for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Additional Information

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. As of the Record Date, the following shares of beneficial interest were outstanding and entitled to vote:

Shares Outstanding
Target Fund
Class A	739,089
Class C	84,939
Class R6	42,272,547
Class I	1,818,022

Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of the Target Fund, with all classes of the Target Fund voting together and not by class. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares affirmatively voted “FOR” the Reorganization. Accordingly, an abstention will have the effect of a negative vote.

If a proxy that is properly executed and returned represents a broker “non-vote,” the shares represented thereby will only be considered present for purposes of determining the existence of a quorum for the transaction of business and will not be included in determining the number of votes cast “FOR” the Reorganization. Accordingly, broker non-votes will have the effect of negative votes. Broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the Target Fund but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee holding the shares does not have discretionary voting power.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted “FOR” the Reorganization. You may also be able to vote using an alternative method, as described on the proxy card.

You may revoke any proxy by giving another proxy or by writing revoking the initial proxy. In addition, you can revoke a prior proxy by simply voting again using the proxy card, by a toll-free call to the appropriate number on the proxy card or through the internet site listed on the proxy card. To be effective, your revocation must be received prior to the Special Meeting and must indicate your name and account number. In addition, if you attend the Special Meeting in person you may, if you wish, vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

Proxy solicitations will be made primarily by mail but may also be made by telephone, through the internet or by personal solicitations conducted by officers and employees of Nuveen Fund Advisors and Nuveen Asset Management, its affiliates or other representatives of the Target Fund (who will not be paid for their soliciting activities). Nuveen Fund Advisors and Nuveen Asset Management may also arrange for an outside firm, Computershare Fund Services, to solicit shareholder votes by telephone on behalf of the Target Fund. This procedure is expected by the Advisers to cost approximately $7,500. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement/Prospectus and its enclosures will be paid by Nuveen Fund Advisors and Nuveen Asset Management.

Neither the Target Fund nor the Acquiring Fund will bear any costs associated with the Special Meeting, this proxy solicitation or any adjourned session.

If shareholders of the Target Fund do not vote to approve the Reorganization, the Board of Trustees of the Target Trust will consider other possible courses of action in the best interests of shareholders. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the shareholders may propose one or more adjournments of the Special Meeting to permit further proxy solicitation. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Special Meeting.

A shareholder of the Target Fund who objects to the Reorganization will not be entitled under either Massachusetts law or the Target Trust’s Declaration of Trust to demand payment for, or an appraisal of, his or her shares.

The votes of the shareholders of the Acquiring Fund are not being solicited by this Proxy Statement/Prospectus and are not required to carry out the proposed Reorganization.

September 9, 2022

Please sign and return your proxy promptly.

Your vote is important, and your participation

in the affairs of your Target Fund does make a difference.

APPENDIX A:

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [___] day of [______], 2022, among TIAA-CREF Funds, a Delaware statutory trust (the “Acquiring Trust”), on behalf of TIAA-CREF International Opportunities Fund, a series of the Acquiring Trust (the “Acquiring Fund”); Nuveen Investment Trust II (the “Target Trust”), a Massachusetts business trust, on behalf of Nuveen International Growth Fund, a series of the Target Trust (the “Target Fund”); and Teachers Advisors, LLC (“TAL”) (for purposes of Article 4.4 and 9.1 of the Agreement only), the investment adviser to the Acquiring Fund; and Nuveen Fund Advisors, LLC (“NFAL”) (for purposes of Article 4.3, 5.4 and 9.1 of the Agreement only), the investment adviser to the Target Fund. The Acquiring Fund and the Target Fund may each be referred to herein individually as a “Fund” or collectively as the “Funds.” The Acquiring Trust and the Target Trust may each be referred to herein as a “Trust” or collectively as the “Trusts.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of: (a) the transfer of all the assets of the Target Fund to the Acquiring Fund (as set forth on Exhibit A) in exchange solely for shares of beneficial interest, par value $0.0001 per share, of the corresponding class of shares of the Acquiring Fund (as set forth on Exhibit A) (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (b) the pro rata distribution, by class, of all Acquiring Fund Shares received by the Target Fund to the shareholders of the corresponding class of shares of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Target Fund is a separate series of the Target Trust, and each of the Acquiring Trust and the Target Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue its Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Target Trust and the Board of Trustees of the Acquiring Trust (each a “Board”) have each made the determinations required by Rule 17a-8 under the 1940 Act with respect to its respective Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF THE TARGET FUND AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1    DESCRIPTION OF THE REORGANIZATION. It is the intention of the parties hereto that a party that is not a party to the Reorganization shall incur no obligations, duties, or liabilities with respect to the Reorganization by reason of being a party to this Agreement.

1.2    THE EXCHANGES. Subject to the terms and conditions contained herein, and receipt of the requisite shareholder approval, and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.3, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (a) to issue and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (b) to assume all the Liabilities (as defined in Section 1.4) of the Target Fund, as set forth in Section 1.4. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.3    ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets, property, and goodwill to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, interests in securities lending pools, dividends or interest receivables owned by the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), contract rights and other intangibles that are owned by the Target Fund as of the Closing (“Assets”).

The Target Fund will, within a reasonable period of time, as agreed to by the parties, before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time, as agreed to by the parties, before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of the Target Trust or NFAL, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.4    LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, including, without limitation, any liabilities of the Target Fund (or the Target Trust on behalf of the Target Fund) to indemnify directors and officers of the Target Trust or any other person under the Target Trust’s Declaration of Trust or By-Laws, effective as of the Closing Date (“Liabilities”). Expenses, whether known or unknown as of the Valuation Time, as such term is defined in Section 2.1, associated with any asserted or unasserted potential legal claims (that are Assets of the Target Fund as set forth in 1.3) shall be considered Liabilities of the Target Fund.

1.5    LIQUIDATING DISTRIBUTION. As of the Effective Time, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund each class of Acquiring Fund Shares received pursuant to Section 1.2 to its shareholders of record with respect to each corresponding class of shares, determined as of the Closing Date (each, a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. The aggregate net asset value of Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund shares owned by such shareholders as of the Closing. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.6    OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. The Acquiring Fund will issue Acquiring Fund Shares to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to Target Fund Shareholders.

1.7    TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares due a Target Fund Shareholder pursuant to Section 1.5 that result from such issuance being made to an account in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

1.8    LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing and the making of all distributions pursuant to Section 1.5, but in no event later than twelve (12) months following the Closing Date. After the Effective Time, the Target Fund shall not conduct any business except in connection with its termination.

1.9    REPORTING. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.10    BOOKS AND RECORDS. The Target Fund shall cause all books and records relating to the Target Fund including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, to be available to the Acquiring Fund from and after the Closing Date and to be turned over to the Acquiring Fund as soon as practicable following the Closing, but in no event later than twelve (12) months following the Closing Date.

ARTICLE II

VALUATION

2.1    VALUATION OF ASSETS. The value of the Target Fund’s Assets and Liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s prospectus and statement of additional information (in effect as of the Closing Date).

2.2    VALUATION OF SHARES. The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for each such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3    SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the exchanges described in Section 1.2, shall be determined with respect to each class of the Target Fund Shares by dividing the value of the Assets (net of Liabilities) with respect to each class of shares of the Target Fund, determined in accordance with Section 2.1, by the net asset value of the Acquiring Fund Share of the corresponding class, determined in accordance with Section 2.2.

2.4    EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net Assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1    CLOSING. The Closing for the Reorganization shall occur on [_________], 2022 or such other date(s) as the parties to the Reorganization may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing of the Reorganization may be held in person, by facsimile, by email or by such other communication means as the parties may agree.

3.2    CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other Assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable Federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3    TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the (a) names, addresses, dividend reinvestment elections, tax withholding status, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (b) information and documentation relating to the identification and verification of Target Fund Shareholders required under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations. The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety, or correctness of any such instruction, information, or documentation, but shall, in each case, assume that such instruction, information, or documentation is valid, proper, correct, and complete. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing Acquiring Fund Shares to be credited at the Closing to the Secretary of the Target Trust or provide evidence satisfactory to the Target Fund that the Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4    DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS OF THE TARGET FUND. Except as has been disclosed in a written instrument executed by an officer of the Target Trust to and accepted prior to the date of this Agreement in a written instrument executed by an officer of the Acquiring Trust, the Target Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)    The Target Trust is a business trust duly organized, validly existing and in good standing under the laws of Massachusetts.

(b)    The Target Fund is a separate series of the Target Trust duly authorized in accordance with the applicable provisions of the Target Trust’s Declaration of Trust.

(c)    The Target Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)    The execution, delivery, and performance of this Agreement by the Target Trust on behalf of the Target Fund (subject to shareholder approval) will not result in, (1) violation of any provision of the Target Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound, or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Target Fund is a party or by which it is bound.

(e)    The Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before or as a result of the Closing.

(f)    No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently known to be pending or to its knowledge threatened against the Target Fund or any of its properties or Assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and it is not known to be a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)    The statement of assets and liabilities, including the schedule of investments, of the Target Fund as of July 31, 2021, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two (2) years in the period then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition in all material respects of the Target Fund as of July 31, 2021, and there are no known Liabilities of the Target Fund as of such date that are not disclosed in such statements.

(h)    The unaudited semi-annual financial statements of the Target Fund as of January 31, 2022, and for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of January 31, 2022, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(i)    Since the date of the financial statements referred to in subsections (g) and (h) above, there have been no material adverse changes in the Target Fund’s financial condition, Assets, Liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent Liabilities of the Target Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j)    All Federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All Federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund; no assessment for Taxes (as defined below), interest, additions to tax or penalties has been asserted against the Target Fund; there are no levies, liens or other encumbrances on the Target Fund or its Assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for Taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of such tax.

(k)    All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(l)    At the Closing, the Target Fund will have good and marketable title to the Target Fund’s Assets to be transferred to the Acquiring Fund pursuant to Section 1.3, and full right, power, and authority to sell, assign, transfer, and deliver such Assets free and clear of any liens, encumbrances and restrictions on transfer, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those liens, encumbrances and restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m)    Other than approval by the Target Fund Shareholders, the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Board of the Target Trust required by Rule 17a-8(a) under the 1940 Act. Subject to approval of the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws relating to or affecting creditors’ rights and to general equity principles. Performance of this Agreement will have been duly authorized prior to the Closing by all necessary action, if any, on the part of the Board of the Target Trust.

(n)    The information furnished or to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any Federal, state, or local regulatory authority, or self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”), that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable Federal securities laws and other laws and regulations.

(o)    From the effective date of the Registration Statement (as defined in Section 5.6), through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Target Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.6) and any supplement or amendment thereto or to the documents included or incorporated by reference therein does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading, and comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations thereunder, provided, however, that the representations and warranties in this subparagraph (o) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein.

(p)    For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (1) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (2) has been eligible to compute and has computed its Federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; (3) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for Federal income tax purposes pursuant to Section 851(g) of the Code; and (4) has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

(q)    No consent, approval, authorization, or order of any court, governmental authority, or self-regulatory organization is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act, and such as may be required by state securities laws.

(r)    The current prospectus and statement of additional information of the Target Fund conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and does not or did not at the time of its use include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(s)    The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information and with any exemptive and other relief relied upon by the Target Fund, the value of the net assets of the Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations thereunder and the pricing and valuation policies of the Target Fund, and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund (or any class thereof) during the twelve (12) months preceding the date hereof which would have a material adverse effect on the Target Fund or its Assets.

(t)    The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund.

(u)    The Target Fund will not be subject to corporate-level taxation on the sale of any Assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v)    The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its common stock, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder.

(w)    Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. Except as has been fully disclosed in a written instrument executed by an officer of the Acquiring Trust to and accepted prior to the date of this Agreement in a written instrument executed by an officer of the Target Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)    The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of Delaware.

(b)    The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(c)    The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)    The execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result in (1) violation of any provision of the Acquiring Trust’s Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(e)    No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently known to be pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not known to be a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)    The statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of October 31, 2021, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two (2) years in the period then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition in all material respects of the Acquiring Fund as of October 31, 2021, and there are no known liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)     The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2022 and for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2022, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)    Since the date of the financial statements referred to in subsections (f) and (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)    All Federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All Federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. Except as otherwise disclosed to and accepted by the Target Trust, to the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund; no assessment for Taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Acquiring Fund is not liable for Taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of such tax.

(j)    All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized, validly issued, fully paid and non-assessable.

(k)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Board of the Acquiring Trust required by Rule 17a-8(a) under the 1940 Act. Subject to approval of the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, and other laws relating to or affecting creditors’ rights and to general equity principles. Performance of this Agreement will have been duly authorized prior to the Closing by all necessary action, if any, on the part of the Board of the Acquiring Trust.

(l)    The information furnished or to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any Federal, state, or local regulatory authority, or self-regulatory organization, such as FINRA, that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable Federal securities laws and other laws and regulations.

(m)    From the effective date of the Registration Statement (as defined in Section 5.6), through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.6) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading, and comply in all material respects with the provisions of the 1933 Act, 1934 Act, and 1940 Act and the rules and regulations thereunder, provided, however, that the representations and warranties in this subparagraph (m) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(n)    For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (1) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (2) has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; (3) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for Federal income tax purposes pursuant to Section 851(g) of the Code; and (4) and has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

(o)    No consent, approval, authorization, or order of any court, governmental authority, or self-regulatory organization is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act, and such as may be required by state securities laws.

(p)    The current prospectus and statement of additional information of the Acquiring Fund conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and does not or did not at the time of its use include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(q)    The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquiring Fund’s prospectus and statement of additional information and with any exemptive and other relief relied upon by the Acquiring Fund and the value of the net assets of the Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations thereunder and the pricing and valuation policies of the Acquiring Fund, and there have been no material miscalculations of the net asset value of the Acquiring Fund or the net asset value per share of the Acquiring Fund (or any class thereof) during the twelve (12) months preceding the date hereof which would have a material adverse effect on the Acquiring Fund or its assets.

(r)    The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Acquiring Fund.

(s)    The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(t)    The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder.

4.3    REPRESENTATIONS OF NFAL. NFAL represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a)    NFAL is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of NFAL, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of NFAL, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

4.4    REPRESENTATIONS OF TAL. TAL represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a)    TAL is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of TAL, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of TAL, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

ARTICLE V

COVENANTS OF THE FUNDS

5.1    OPERATION IN ORDINARY COURSE. Subject to Sections 1.3 and 7.3, the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid Federal income or excise taxes, shareholder purchases and redemptions, and any portfolio transitions and valuation adjustments made pursuant to this Agreement. Notwithstanding the foregoing, the Acquiring Fund may declare and pay, prior to the Valuation Time, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders not more than all of the Acquiring Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date, or otherwise recognized prior to the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date or otherwise recognized prior to the Closing Date and not more than all of its net capital gains realized in all taxable periods ending on or before the Closing Date or otherwise recognized prior to the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Acquiring Fund paid tax under Section 852(b)(3)(A) of the Code). The Acquiring Fund and the Target Fund shall use its reasonable best efforts to preserve intact its business and customer relations necessary to conduct the business operations of the Acquiring Fund and the Target Fund, as appropriate, in the ordinary course in all material respects.

5.2    APPROVAL OF SHAREHOLDERS. The Target Trust will call a special meeting of the shareholders of the Target Fund to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3    ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares. The Target Trust, on behalf of the Target Fund, will provide the Acquiring Fund with a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund. With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Trust and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance, and information as is reasonably necessary (a) for the filing of any tax return, for the preparation for any audit, and for the prosecution or defense of any claim, suit, or proceeding relating to any proposed adjustment, and (b) for any financial accounting purpose. Each party and their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any extensions or waivers) has expired all returns, schedules, and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitations had not run at the time of Closing, provided that the Target Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Trust.

5.4    FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date. The Target Trust and NFAL each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

5.5    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Target Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for Federal income tax purposes, as well as a statement as to any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.6    PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information reasonably necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the shareholders of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein.

5.7    TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trusts shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trusts will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the opinion contemplated in Section 8.9 herein.

5.8    The Acquiring Fund and the Target Fund shall use reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.9    The Target Fund agrees that the acquisition of all its Assets and assumption of all Liabilities by the Acquiring Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitations of any such claim. For the avoidance of doubt, upon the Closing of the Reorganization of the Target Fund, the Target Trust hereby assigns to the Acquiring Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1    The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s Corporate Secretary or any Vice President, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made as of the Closing.

6.2    The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1    The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Target Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Target Trust, on behalf of the Target Fund, made in this Agreement are true and correct in all material respects except as they may be affected by the transactions contemplated by this Agreement as of the Closing, with the same force and effect as if made as of the Closing.

7.2    The Target Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Target Fund, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Trust.

7.3    The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the

Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4    The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1    This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2    The Agreement and transactions contemplated herein shall have been approved by the Board of the Target Trust and the Board of the Acquiring Trust. Notwithstanding anything herein to the contrary, the Target Fund and the Acquiring Fund may not waive the conditions set forth in this Section 8.2.

8.3    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened (to the knowledge of the Acquiring Fund or Target Fund, as applicable) or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.4    All required consents of other parties and all other consents, orders, and permits of Federal, state, and local regulatory authorities or self-regulatory organizations (such as FINRA) (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such Federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets of the Acquiring Fund or the Assets of the Target Fund, provided that either party hereto may for itself waive any of such conditions.

8.5    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6    The Acquiring Trust shall have received a favorable opinion from Chapman and Cutler LLP, counsel to the Target Trust, and an opinion from Morgan, Lewis & Bockius LLP with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date and in a form satisfactory to the Acquiring Trust to the effect that:

(a)    The Target Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)    The Target Fund is a separate series of the Target Trust and the Target Trust has the power under its Declaration of Trust to own its assets as described in the Proxy Statement/Prospectus.

(c)    The execution and delivery of the Agreement by the Target Trust, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s Assets for Acquiring Fund Shares pursuant to the terms of, and subject to the conditions of, the Agreement will not, violate the Target Trust’s Declaration of Trust or By-Laws.

(d)    This Agreement has been duly authorized, executed and delivered by the Target Trust on behalf of the Target Fund.

(e)    To the knowledge of such counsel, and without any independent investigation, (i) the Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and the Target Trust is not subject to any stop order under the 1933 Act; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s Assets in exchange for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

The foregoing opinions and the opinions in Section 8.7 below may be subject to customary assumptions, limitations, and qualifications. Such opinions may also be based on such representations as the applicable counsel may request of the Funds. Insofar as such opinions relate to or are dependent upon matters that are governed by the laws other than those covered by the scope of such opinion, assumptions may be made as to such matters.

8.7    The Target Trust shall have received a favorable opinion from Dechert LLP, counsel to the Acquiring Trust, dated the Closing Date and in a form satisfactory to the Target Trust, to the effect that:

(a)    The Acquiring Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware.

(b)    The Acquiring Fund is a separate series of the Acquiring Trust and the Acquiring Trust has the power to own all of its assets.

(c)    The execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the exchange of the Target Fund’s Assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust.

(d)    This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund.

(e)    To the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and the Acquiring Trust is not subject to any stop order under the 1933 Act; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the State of Delaware for the transfer of the Target Fund’s Assets in exchange for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

(f)    Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of Target Fund Shareholders as provided by this Agreement will be duly and validly issued and outstanding, fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof.

8.8    In connection with the opinions contemplated by Sections 8.6 and 8.7, it is understood that counsel to the respective Trusts may rely upon the representations made in this Agreement as well as certificates of officers of the Trusts.

8.9    The Target Fund and the Acquiring Fund shall have received on the Closing Date an opinion of Dechert LLP addressed to the Acquiring Fund and the Target Fund substantially to the effect that for Federal income tax purposes:

(a)    The acquisition by the Acquiring Fund of substantially all of the properties of the Target Fund in exchange solely for the Acquiring Fund Shares and the assumption of all Liabilities of the Target Fund by the Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund shares in complete liquidation and termination of the Target Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

(b)    The Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of the Target Fund, except that the Target Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(c)    The Target Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Target Fund in the Reorganization.

(d)    The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of the Target Fund.

(e)    The adjusted basis to the Acquiring Fund of the properties of the Target Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Target Fund immediately before the exchange.

(f)    The Acquiring Fund’s holding periods with respect to the properties of the Target Fund that the Acquiring Fund acquires in its Reorganization will include the respective periods for which those properties were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(g)    The shareholders of the Target Fund will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for Target Fund shares.

(h)    The aggregate basis of the Acquiring Fund Shares received by the Target Fund Shareholder in the Reorganization will be the same as the aggregate basis of Target Fund shares surrendered by the Target Fund Shareholder in exchange therefor.

(i)    The Target Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Target Fund Shareholder in the Reorganization will include the holding period during which the Target Fund Shareholder held Target Fund shares surrendered in exchange therefor, provided that the Target Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Dechert LLP may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.9.

8.10    The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with this Agreement.

ARTICLE IX

EXPENSES

9.1    The expenses incurred in connection with the Reorganization (“Reorganization Expenses”) will be borne by NFAL, TAL or an affiliate thereof. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; (g) other related administrative or operational costs; (g) fees associated with registering securities; (h) fees associated with shareholder meetings and adjournments thereof; (i) costs associated with obtaining any necessary order of exemption from the 1940 Act; and (j) transfer agent and custodian conversion costs. For the purposes of this Section 9.1, Reorganization Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear its own such costs. For the avoidance of doubt, if the Reorganization is not consummated, NFAL, TAL or an affiliate thereof will bear full responsibility for payment of the Reorganization Expenses.

9.2    Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3    Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1    The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2    The representations, warranties and covenants of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein, except that covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Chief Administrative Officer (or equivalent thereof) or any Vice President of the Trusts without further action by the Boards. In addition, the Acquiring Fund or Target Fund may, at its option, terminate this Agreement with respect to the Reorganization herewith at or before the Closing due to:

(a)    a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)    a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)    a determination by a Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2    In the event of any such termination, this Agreement shall become void and, in the absence of willful default, there shall be no liability hereunder on the part of either Trust or either Fund. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trusts as specifically authorized by the applicable Board; provided, however, that following the meeting of Target Fund Shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1    The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of laws.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    The Declaration of Trust of the Target Trust is on file with the Secretary of the Commonwealth of Massachusetts, and this Agreement has been executed by an officer or officers of the Trust as officer, and not individually. It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees or directors, shareholders, nominees, officers, agents, or employees of the Trusts personally, but shall bind only the property of such Fund. The execution and delivery of this Agreement have been authorized by the trustees or directors of each Trust, on behalf of its respective Fund, and signed by authorized officers of the Trusts acting as such. Neither the authorization by such trustees or directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund.

13.6    Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.

13.7    Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

13.8    A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT TRUST II, on behalf of Nuveen International Growth Fund	TIAA-CREF FUNDS, on behalf of TIAA-CREF International Opportunities Fund
By:	By:
Name: [•]	Name: [•]
Title: [•]	Title: [•]

The undersigned is a party to this Agreement for the purposes of Sections 4.3, 5.4 and 9.1 only	The undersigned is a party to this Agreement for the purposes of Sections 4.4 and 9.1 only
NUVEEN FUND ADVISORS, LLC	TEACHERS ADVISORS, LLC
By:	By:
Name: [•]	Name: [•]
Title: [•]	Title: [•]

EXHIBIT A

CHART OF THE REORGANIZATION

Nuveen International Growth Fund (Target Fund) – Share Classes	TIAA-CREF International Opportunities Fund (Acquiring Fund) – Corresponding Share Classes
A	Retail
C	Retail
I	Advisor
TIAA-CREF Lifecycle Funds* holders of R6 shares	W
All other holders of R6 shares	Institutional

*	TIAA-CREF Lifecycle Funds include the following series of TIAA-CREF Funds:

•	TIAA-CREF Lifecycle Retirement Income Fund

•	TIAA-CREF Lifecycle 2010 Fund

•	TIAA-CREF Lifecycle 2015 Fund

•	TIAA-CREF Lifecycle 2020 Fund

•	TIAA-CREF Lifecycle 2025 Fund

•	TIAA-CREF Lifecycle 2030 Fund

•	TIAA-CREF Lifecycle 2035 Fund

•	TIAA-CREF Lifecycle 2040 Fund

•	TIAA-CREF Lifecycle 2045 Fund

•	TIAA-CREF Lifecycle 2050 Fund

•	TIAA-CREF Lifecycle 2055 Fund

•	TIAA-CREF Lifecycle 2060 Fund

•	TIAA-CREF Lifecycle 2065 Fund

Nuveen, LLC

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	IGF 1022

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

www.meetnow.global/MF26YXJ

on October 3, 2022 at 2:00 p.m., Central Time.

To Participate in the Virtual Meeting,

enter the 14-digit control number

from the shaded box on this card.

Please detach at perforation before mailing.

NUVEEN INTERNATIONAL GROWTH FUND a series of NUVEEN INVESTMENT TRUST II SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2022

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen International Growth Fund (the “Fund”), a series of Nuveen Investment Trust II (the “Trust”), revoking previous proxies, hereby appoints Kevin J. McCarthy, Mark L. Winget and Gifford R. Zimmerman, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MF26YXJ, on October 3, 2022, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen International Growth Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NIG_32938_080922

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

NUVEEN INTERNATIONAL GROWTH FUND

Special Meeting of Shareholders to be held virtually on October 3, 2022.

The Proxy Statement/Prospectus for this meeting is available at

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal

		FOR	AGAINST	ABSTAIN
1.

To approve the Agreement and Plan of Reorganization (and the related transactions), which provides for (i) the transfer of all the assets of Nuveen International Growth Fund (the “Target Fund”), a series of Nuveen Investment Trust II (the “Target Trust”), to TIAA-CREF International Opportunities Fund (the “Acquiring Fund”), a series of TIAA-CREF Funds, in exchange solely for Retail, Advisor, W and Institutional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) (a) the pro rata distribution of Retail shares of the Acquiring Fund to the holders of Class A and Class C shares of the Target Fund, (b) the pro rata distribution of Advisor shares of the Acquiring Fund to the holders of Class I of the Target Fund, (c) the pro rata distribution of Class W shares of the Acquiring Fund to the TIAA-CREF Lifecycle Funds holders of Class R6 shares of the Target Fund, and (d) the pro rata distribution of Institutional shares of the Acquiring Fund to all other holders of Class R6 shares of the Target Fund in complete liquidation and termination of the Target Fund (the “Reorganization”).

		☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	NIG 32938	xxxxxxxx

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN INTERNATIONAL GROWTH FUND

Nuveen Investment Funds, Inc.

333 West Wacker Drive

Chicago, Illinois 60606

Telephone: (312) 917-7700

by

TIAA-CREF INTERNATIONAL OPPORTUNITIES FUND

TIAA-CREF Funds

730 Third Avenue

New York, New York 10017-3206

Telephone: (800) 842-2733

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated September 9, 2022, for use in connection with the special meeting of shareholders of Nuveen International Growth Fund (the “Target Fund”), a series of Nuveen Investment Trust II (the “Target Trust”), to be held on October 3, 2022 at 2:00 p.m., Central Time, and at any and all adjournments and postponements thereof (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into the TIAA-CREF International Opportunities Fund (the “Acquiring Fund”).

The Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Target Trust at the address shown above or by calling (800) 257-8787.

Further information about the Target Fund is contained in the Target Fund’s SAI dated December 1, 2021 (Accession No. 0001193125-21-341179), as supplemented through the date of this SAI, which is incorporated herein by reference only insofar as it relates to the Target Fund. Further information about the Acquiring Fund is contained in the Acquiring Fund’s SAI dated March 1, 2022 (Accession No. 0000930413-22-000342), as supplemented through the date of this SAI, which is incorporated herein by reference only insofar as it relates to the Acquiring Fund. No other parts are incorporated herein by reference.

Pro forma financial information for the Target Fund and Acquiring Fund is not required and is therefore not provided.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund are contained in the Target Fund’s annual report for the fiscal year ended July 31, 2021 (as filed October 6, 2021) (Accession No. 0001193125-21-293196), which is incorporated herein by reference only insofar as it relates to the Target Fund. The unaudited financial statements for the Target Fund are contained in the Target Fund’s semi-annual report for the six months ended January 31, 2022 (as filed April 7, 2022) (Accession No. 0001193125-22-098668), which is incorporated herein by reference only insofar as it relates to the Target Fund.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Acquiring Fund’s annual report for the fiscal year ended October 31, 2021 (as filed December 29, 2021) (Accession No. 0000930413-21-002006), which is incorporated herein by reference only insofar as it relates to the Acquiring Fund. The unaudited financial statements for the Acquiring Fund are contained in the Acquiring Fund’s semi-annual report for the six months ended April 30, 2022 (as filed June 29, 2022) (Accession No. 0000930413-22-001234), which is incorporated herein by reference only insofar as it relates to the Acquiring Fund.

The date of this SAI is September 9, 2022.